PROSPECTUS

MAY 1, 2009

Individual Flexible-Premium Deferred Variable Annuities funded through

TIAA SEPARATE ACCOUNT VA–1

of Teachers Insurance and Annuity Association of America

This prospectus (“Prospectus”) tells you about the Teachers Personal Annuity, an individual flexible-premium deferred variable annuity funded through TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America (“TIAA”). Read it carefully before investing and keep it for future reference.

Important Note: TIAA has suspended all sales of its Teachers Personal Annuity contracts until further notice. TIAA has not been distributing new applications for the contracts since May 22, 2003. Existing contracts, or replacements for those contracts, remain in effect and existing contractowners can continue to contribute money to those contracts.

TIAA Separate Account VA-1 (the “separate account”) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of nonprofit institutions, including governmental institutions, organized in the United States. Its main purpose is to accumulate, invest and then disburse funds for lifetime income or through other payment options. The separate account currently has only one investment portfolio, the Stock Index Account (the “SIA”).

TIAA offers the separate account as part of the contract, which also has a fixed account. Whether the Teachers Personal Annuity is available to you is subject to approval by regulatory authorities in your state.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account do over time. TIAA does not guarantee the investment performance of the separate account, and you bear the entire investment risk.

More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2009, and in the separate account’s annual and semi-annual reports. You can request these documents and other information about the separate account free of charge by writing to TIAA at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), by calling 800-223-1200 or by going to the website www.tiaa-cref.org. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus; that means it is legally part of the Prospectus. The SAI’s table of contents is on the last page of this Prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, the annual and semi-annual reports, material incorporated by reference into this Prospectus and other information regarding the separate account.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus outlines the terms under which the contracts offered by the separate account are available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this Prospectus. If anyone does offer you such information or representations, you should not rely on them.

DEFINITIONS

Throughout the Prospectus, the terms “you” and “your” mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you will know precisely how they are used in the Prospectus. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units.

Accumulation Period  The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit  A share of participation in the separate account.

Advisors  Teachers Advisors, Inc., the investment adviser to the separate account.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Partner  The natural person whose life is used in determining the annuity payments to be received under a survivor income option. The annuity partner is also known as the second annuitant.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You do not have to name the same beneficiary for each of these two situations.

Business Day  Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day generally ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Contract  The fixed and variable components of the individual, flexible-premium, deferred Teachers Personal Annuity described in this Prospectus.

Contractowner  The person (or persons) who controls all the rights and benefits under a contract.

CREF  The College Retirement Equities Fund, TIAA’s companion organization.

Eligible Institution  A nonprofit institution, including any governmental institution, organized in the United States.

Fixed Account  The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

General Account  All of TIAA’s assets other than those allocated to the separate account or to any other TIAA separate account.

Income Option  Any of the ways you can receive annuity income, which must be from the fixed account.

IRC  The Internal Revenue Code of 1986, as amended.

Premium  Any amount you invest in the contract.

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Separate Account  TIAA Separate Account VA-1, which was established by TIAA under New York law to fund your variable annuity. The separate account holds its assets apart from TIAA’s other assets.

Survivor Income Option  An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA  Teachers Insurance and Annuity Association of America.

Valuation Day  Any business day the NYSE is open for trading, plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

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SUMMARY

Read this summary together with the detailed information you will find in the rest of the Prospectus.

This Prospectus describes the variable component of the Teachers Personal Annuity contract, which also provides fixed annuity benefits (see “The Fixed Account” below). The contract is an individual flexible-premium deferred variable annuity that is available to any employee, trustee or retired employee of an eligible institution, or his or her spouse (or surviving spouse), as well as certain other eligible persons (see “Eligible Purchasers of the Contract” below).

THE SEPARATE ACCOUNT

The separate account is an open-end management investment company. The separate account has only one investment portfolio, the SIA. The SIA is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in the SIA, as in any portfolio, can fluctuate, and you bear the entire risk of any such fluctuation.

EXPENSES

Here is a summary of the direct and indirect expenses under the Teachers Personal Annuity contract.

CONTRACTOWNER TRANSACTION EXPENSES

Deductions from Premiums (as a percentage of premiums)	None
Charges for Transfers and Cash Withdrawals (as a percentage of transaction amount)	None
Transfers to the Fixed Account	None
Cash Withdrawals	None

Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Charge(1)	0.40%
Administrative Expense Charge	0.20%
Investment Advisory Charge (after fee waiver)(2)	0.15%
Total Annual Expenses(3)	0.75%

(1)	TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00% of average daily net assets per year.
(2)

Advisors has voluntarily agreed to waive the portion of its 0.30% annual investment advisory charge that exceeds 0.07% of average daily net assets. Effective on or after August 1, 2009, this voluntary waiver will be reduced and Advisors will waive the portion of its 0.30% annual investment advisory charge that exceeds 0.15% of average daily net assets.

(3)

If the full amount of the administrative expense, investment advisory and mortality and expense risk charges were imposed, total annual expenses would be 1.50% of average daily net assets. TIAA guarantees that total annual expenses will never exceed this level.

You will receive at least three months’ notice before TIAA raises any of these charges. Premium taxes also may apply to certain contracts (see “Other Charges” below).

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The table below gives an example of the expenses you would incur on a hypothetical investment of $1,000 over several periods. The example also assumes that your investment has a 5% return each year and that expenses remain the same.

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
If you withdraw your entire accumulation at the end of the applicable time period:	$7	$21	$37	$83
If you annuitize at the end of the applicable time period:	$7	$21	$37	$83
If you do not withdraw your entire accumulation:	$7	$21	$37	$83

The table above is intended to help you compare the various expenses you would bear, directly or indirectly, as an owner of a contract for the time periods indicated. Remember that this table does not represent actual past or future expenses or investment performance. Actual expenses may be higher or lower than those shown. For more information, see “Charges” below.

“Free Look” Right.  Until the end of the period of time specified in the contract (the “free look” period), you can examine the contract and return it to TIAA for a refund. The time period will depend on the state in which you live. In states that permit it, TIAA will refund the accumulation value calculated on the date that you mailed or delivered the contract and the refund request to TIAA. In states that do not allow TIAA to refund accumulation value only, TIAA will refund the premiums you paid to the contract. If you live in a state that requires refund of premiums, your premiums and transfers allocated to the separate account during the “free look” period cannot exceed $10,000. TIAA will consider the contract returned on the date it is postmarked and properly addressed or, if it is not postmarked, on the day TIAA receives it. TIAA will send you the refund within seven (7) days after it receives written notice of cancellation and the returned contract. TIAA will cancel the contract as of the date of issue.

Restrictions on Transfers and Cash Withdrawals.  Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months’ notice, the number of transfers from the separate account to the fixed account may be limited to one in any 90-day period. All transfers must be for at least $250 or your entire account balance. All cash withdrawals must be for at least $1,000 or your entire account balance.

You May Have to Pay a Tax Penalty if You Want to Make a Cash Withdrawal Before Age 59 1/2.  For more information, see “Income Options” and “Federal Income Taxes” below.

For more information on the features of the separate account’s contract, please see “The Contract” below. For condensed financial information pertaining to the separate account, please see “Condensed Financial Information” below.

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TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters is at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody’s Investor’s Service, Inc. and AAA from Standard and Poor’s.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.4 million people at over 15,400 institutions. As of December 31, 2008, TIAA’s net assets were approximately $195.2 billion and the combined net assets for TIAA, CREF and other entities within the TIAA-CREF organization totaled approximately $363 billion (although CREF does not stand behind TIAA’s guarantees). TIAA is the parent company of Advisors, the separate account’s investment adviser.

TIAA intends to rely on the exemptions provided by Rule 12h-7 under the Securities Exchange Act of 1934 (the “1934 Act”) to the extent that the requirement to file financial reports under the 1934 Act is determined to be applicable to depositors of variable contracts.

THE SEPARATE ACCOUNT

The separate account was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is governed by a Management Committee (the “Management Committee”). As an “open-end” diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

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Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

The contract accepts only after-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes” below).

ADDING, CLOSING OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of a single investment portfolio, the SIA, but TIAA can add new investment portfolios in the future. TIAA does not guarantee that the SIA, or any investment portfolio added in the future, will always be available. TIAA reserves the right, subject to any applicable law, to change the separate account and its investments. TIAA can add or close portfolios, substitute one portfolio for another with the same or different fees and charges or combine portfolios, subject to the requirements of applicable law. TIAA can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law; (ii) deregister under the 1940 Act if registration is no longer required; or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer a particular contract to another insurance company.

INVESTMENT OBJECTIVE

The separate account currently consists solely of the SIA. The investment objective of the SIA is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index. Of course, there is no guarantee that the SIA will meet its investment objective.

INVESTMENT MIX

The SIA seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by the Russell 3000® Index (the “Index”), a broad market index (see “Russell 3000® Index” below). Under normal circumstances, the SIA has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes)

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in securities within the Index. Advisors will provide contractowners with at least 60 days’ prior notice before making changes to this policy.

Although the SIA invests in stocks in the Index, it does not necessarily invest in all 3,000 stocks in the Index. Rather, Advisors approaches full replication of the Index to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the Index. This means that a company can remain in the portfolio even if it performs poorly, unless the company is removed from the Index.

Using the Index is not fundamental to the SIA’s investment objective and policies. The SIA’s benchmark index can change at any time and TIAA will notify you if this happens.

PRINCIPAL RISKS OF INVESTING IN THE SIA

In general, the value of equity securities fluctuates in response to the performance of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the SIA may decrease because the value of equity securities in which the SIA invests could decrease. Therefore, an investment in the SIA, or any of the SIA’s equity investments, is subject to the following principal investment risks described below:

• Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the SIA holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the SIA may undergo an extended period of decline.

• Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and the financial condition of even large, well-established companies may deteriorate rapidly with little or no warning.

• Index Risk—The risk that the SIA’s performance will not correspond to its benchmark index for any period of time. Although Advisors attempts to use the investment performance of the SIA’s index as a baseline, the SIA’s portfolio may not duplicate the exact composition of its index. In addition, unlike a variable annuity, the returns of an index are not reduced by

TIAA Separate Account VA-1 ■ Prospectus	9

investment and other operating expenses, and therefore, the ability of the SIA to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, the SIA cannot guarantee that its performance will match its index for any period of time.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, Advisors may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

• Small-Cap/Mid-Cap Risk—Securities of small and mid-sized companies may experience greater fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE

Changing the investment objective of the SIA does not require a vote by contractowners. The SIA can also change some of its investment policies (i.e., the methods used to pursue the investment objective) without such approval. Please see the SAI for more information on the SIA’s fundamental investment policies (i.e., policies that require contractowner approval to change).

The SIA’s general perspective is long-term, and Advisors seeks to avoid both extreme conservatism and high risk in investing. Advisors manages the SIA’s assets (see “Management and Investment Advisory Arrangements” below). Personnel of Advisors, a subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary. Personnel of Advisors also manage assets of other investment companies, including the TIAA-CREF Life Funds and the TIAA-CREF Funds. Ordinarily, investment decisions for the SIA will be made independently, but managers for the SIA may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the SIA buys or sells, as well as the price paid or received.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Other investments

The SIA can also hold other investments whose return depends on stock market prices. These include stock index futures contracts, options (puts and

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calls) on futures contracts and debt securities whose prices or interest rates are linked to the return of a recognized stock market index. The SIA can also make swap arrangements where the return is linked to a recognized stock market index. The SIA would make such investments in order to seek to match the total return of the Index. However, they might not track the return of the Index in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involves special risks. The SIA can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock and depository receipts for such securities. In addition, the SIA can hold fixed-income securities that it acquires because of mergers, recapitalizations or other transactions.

For more information on these instruments and their risks, see the SAI. Such investing by the SIA is subject to any necessary regulatory approvals and requirements. For liquidity, the SIA can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies. The SIA may also manage cash by investing in money market funds or other short-term investment company securities.

Options, futures, and other investments

The SIA can buy and sell options (puts and calls) and futures to the extent permitted by the NYID, the SEC and the Commodity Futures Trading Commission. Advisors intends to use options and futures primarily as hedging techniques or for cash management, not for speculation, but use of these instruments involves special considerations and risks nonetheless.

The SIA can also invest in other financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. For more information, see the SAI.

Illiquid securities

The SIA can invest up to 10% of its net assets, measured at the time of investment, in investments that may not be readily marketable, making it difficult to sell these securities quickly at fair market value. For more information, see the SAI.

Temporary defensive measures

The SIA may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the SIA may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

Repurchase agreements

The SIA can use repurchase agreements to manage cash balances. In a repurchase agreement, Advisors buys an underlying debt instrument for the SIA on the condition that the seller agrees to buy it back at a fixed time (usually

TIAA Separate Account VA-1 ■ Prospectus	11

a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

Firm commitment agreements and “when issued” securities

The SIA can enter into “firm commitment” agreements to buy securities at a fixed price or yield on a specified future date. The SIA might do this if Advisors expects a decline in interest rates, believing that it may be better to commit now to purchase securities with a later issue or delivery date. The SIA may also purchase securities on a “when issued” basis, with the exact terms set at the time of the transaction. Advisors expects that these transactions will be relatively infrequent. For more information, see the SAI.

Investment companies

The SIA may invest up to 10% of the value of its assets in other investment companies, including mutual funds and exchange-traded funds (“ETFs”). The SIA may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the SIA invests in another investment company, like an ETF, the SIA bears a proportionate share of expenses charged by the investment company in which it invests.

Securities lending

The separate account may lend its securities to brokers and dealers that are not affiliated with TIAA and to certain other financial institutions. All loans will be fully collateralized by cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law.

Cash collateral received by the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may lose money as a result of a decline in the value of such collateral.

As with any extension of credit, however, there are risks of delay in recovering the loaned securities or in liquidating the collateral should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. For more information, see the SAI.

Borrowing

The SIA can borrow money from banks, not exceeding 33 1/3% of the SIA’s total assets taken at market value at the time of borrowing. The SIA can also borrow money from other sources temporarily, but in an amount that is no more

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than 5% of the SIA’s total assets taken at market value at the time of borrowing. If the SIA borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that the SIA’s accumulation unit value may change in response to market fluctuations. For more information, see the SAI.

Performance information

From time to time, TIAA advertises the total return and average annual total return of the SIA. “Total return” means the cumulative percentage increase or decrease in the value of an investment over standard one-, five- and ten-year periods (and occasionally other periods as well).

“Average annual total return” means the annually-compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They are not a guarantee that the SIA will perform equally or similarly in the future. Write or call TIAA for current performance figures for the SIA (see “Contacting TIAA” below).

PORTFOLIO TURNOVER

To the extent that Advisors engages in active and frequent trading of the SIA’s portfolio securities, the SIA will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the SIA and, ultimately, by contractowners. The SIA is not subject to a specific limitation on portfolio turnover, and securities of the SIA may be sold at any time such sale is deemed advisable by Advisors for investment or operational reasons. The portfolio turnover rates of the SIA during recent fiscal periods are included below under “Condensed Financial Information.”

PORTFOLIO HOLDINGS

A description of the separate account’s policies and procedures with respect to the disclosure of the SIA’s portfolio holdings is available in the SAI.

MORE ABOUT THE BENCHMARK

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

Use of the following index by the SIA is not a fundamental policy of the SIA, so the SIA can substitute other indices without contractowner approval. The SIA will notify contractowners when such a change is made.

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RUSSELL 3000® INDEX

The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2008, the market capitalization of companies in the Russell 3000® Index ranged from $2 million to $423.5 billion, with a mean market capitalization of $68.4 billion and a median market capitalization of $546 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

Advisors will adjust the SIA’s portfolio to reflect changes in the Index as appropriate. Advisors can also adjust the SIA’s portfolio because of mergers and other similar events.

VALUATION OF ASSETS

Advisors calculates the value of the assets in the SIA as of the close of every valuation day. Except as noted below, Advisors generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the SIA. If market quotations or values from independent pricing services are not readily available or are not considered reliable, Advisors will value the securities using “fair value,” as determined in good faith using procedures approved by the Management Committee. Advisors may also use “fair value” if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the SIA’s accumulation unit value (“AUV”) is calculated. For example, Advisors might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the time as of which the SIA’s AUV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the SIA’s AUV.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, when there are significant market movements in the United States after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the United States when their markets open the next day. In these cases, Advisors may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time.

Advisors’ fair value pricing procedures provide, among other things, for Advisors to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. Advisors also

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examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. Additionally, Advisors may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Short-term investments purchased by the SIA with remaining maturities of 60 days or less generally are valued using their amortized cost.

MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS

THE ACCOUNT’S INVESTMENT ADVISER

Advisors manages the assets of the separate account under the supervision of the Management Committee. Advisors is a subsidiary of TIAA and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of the TIAA-CREF Funds and the TIAA-CREF Life Funds. Advisors shares investment personnel with other affiliates of TIAA, including TIAA-CREF Investment Management, LLC (“TCIM”), the investment adviser to CREF. As of December 31, 2008, Advisors and TCIM together had approximately $158 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The SIA offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Contractowner Expenses in the Prospectus. The fees paid by the SIA to Advisors and its affiliates are intended to compensate these service providers for their services to the separate account and are not limited to the reimbursement of the service providers’ costs. Thus, under these arrangements, Advisors and its affiliates can earn a profit or incur a loss on the services which they render to the separate account.

Advisors manages the assets of the separate account based on an investment management agreement (the “Agreement”) with the separate account. During the fiscal year ended December 31, 2008, Advisors charged the separate account an annual rate of 0.07% of average daily net assets of the SIA for managing the SIA. This fee will increase to 0.15% of average daily net assets effective on or after August 1, 2009.

Advisors’ duties include conducting research, recommending investments and placing orders to buy and sell securities. Advisors also arranges for the

TIAA Separate Account VA-1 ■ Prospectus	15

provision by State Street Bank and Trust Company of portfolio accounting, custodial and related services for the SIA. Advisors supervises and acts as liaison among various other service providers to the separate account.

A discussion regarding the basis for the most recently publicized Management Committee approval of the Agreement is available in the separate account’s Semi-Annual Report to contractowners for the six-month period ended June 30, 2008. For a free copy, please call 800 223-1200, visit the separate account’s website at www.tiaa-cref.org, or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT

The following is information about the persons who are primarily responsible for managing the SIA’s investments, including their relevant experience. The portfolio managers of the SIA may change from time to time.

STOCK INDEX ACCOUNT

			Total Experience (since dates specified below)
Name & Title	Team Role	Experience Over Past Five Years	At TIAA	Total	On Team
Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services—2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

The separate account’s SAI provides additional disclosure about the compensation structure of the SIA’s portfolio managers, the other funds and accounts they manage, total assets in those funds and accounts and potential conflicts of interest, as well as each portfolio manager’s ownership of securities in the SIA.

THE CONTRACT

The contract is an individual flexible-premium (meaning that you can contribute varying amounts) deferred variable annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the

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variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. The contracts are approved for sale in all 50 states and the District of Columbia. Until further notice the contracts are not being currently offered; however, TIAA does accept additional premiums for existing contracts (or contract replacements). TIAA does not offer contracts in states where TIAA’s affiliate, TIAA-CREF Life Insurance Company, offers an individual deferred variable annuity contract.

ELIGIBLE PURCHASERS OF THE CONTRACT

In the event sales of contracts resume, an employee, trustee or a retiree of an eligible institution could also purchase a contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a “retiree.” A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA or CREF annuity contract, certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person, can also purchase a contract.

REMITTING PREMIUMS

Initial premiums

TIAA has determined to temporarily suspend sales of the contracts. In the event sales of contracts resume, TIAA will issue you a contract as soon as it receives your completed application and your initial premium of at least $250 at TIAA’s home office, even if you do not initially allocate any premiums to the separate account. Please send your check, payable to TIAA, along with your application to:

TIAA-CREF

P.O. Box 530189

Atlanta, GA 30353-0189

(The $250 minimum does not apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. TIAA also reserves the right to temporarily waive the $250 minimum initial premium amount.) Note that TIAA cannot accept money orders or travelers’ checks. In addition, TIAA will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check. TIAA will credit your initial premium within two business days after it receives all necessary information and the premium itself. If TIAA does not have the necessary information within five business days, TIAA will contact you to explain the delay. The initial premium will be returned to you at that time unless you consent to TIAA keeping it and TIAA will then credit it as soon as it receives the missing information from you.

TIAA Separate Account VA-1 ■ Prospectus	17

IMPORTANT INFORMATION ABOUT PROCEDURES FOR PURCHASING A NEW CONTRACT

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including TIAA, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you:  When you purchase a contract, TIAA will ask for your name, address, date of birth, Social Security Number and other information that will allow TIAA to identify you, such as your home telephone number. Until you provide TIAA with the information it needs, it may not be able to provide you with a contract or effect any transactions for you.

Additional Premiums.  Subsequent premiums must be for at least $25. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA-CREF

P.O. Box 530195

Atlanta, GA 30353-0195

If you do not have a coupon, use a separate piece of paper to provide your name, address and contract number. These premiums will be credited as of the business day TIAA receives them. Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, TIAA reserves the right not to accept premiums under this contract after you have been given three months’ notice. If TIAA stops accepting premiums under your contract, it will accept premiums under a new replacement contract issued to you with the same annuitant, annuity starting date, beneficiary and methods of benefit payment as those under your contract at the time of replacement.

Electronic Payment.  You may make initial or subsequent investments by electronic payment, such as federal wires or ACH payments. A federal wire is usually received the same day and an ACH payment is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH payment is usually less expensive than a federal wire. Here is what you need to do:

1.	If you are sending in an initial premium, send TIAA your application;
2.	Instruct your bank to wire money or send an ACH payment to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of: TIAA

Account Number: 4068-4865

3.	Specify on the wire or payment:
•	Your name, address and Social Security Number(s) or Taxpayer Identification Number
•	Indicate if this is for a new application or existing contract (provide contract number if existing)

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Certain Restrictions.  Except as described below, the contract does not restrict how large your premiums are or how often you send them, although TIAA reserves the right to impose restrictions in the future. Your total premiums and transfers to the separate account during the “free look” period cannot exceed $10,000 if you live in a state which requires TIAA to refund all payments upon the cancellation of your contract during the free look period.

Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the SIA count toward this limit.

TIAA reserves the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, TIAA may be required to reject a premium payment. TIAA may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulator. TIAA may also be required to provide additional information about you and your contract to government regulators.

Federal law requires TIAA to obtain, verify and record information that identifies each person who purchases a contract. Until TIAA receives the information it needs, TIAA may not be able to effect transactions for you. Furthermore, if TIAA is unable to verify your identity, or that of another person authorized to act on your behalf, or if TIAA believes that it has identified potentially criminal activity or false information, TIAA reserves the right to take such action as it deems appropriate, which may include terminating your contract.

ACCUMULATION UNITS

Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the separate account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your accumulation units will decrease. TIAA calculates how many accumulation units to credit you by dividing the amount allocated to the separate account by its unit value for the business day when TIAA received your premium. TIAA may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, TIAA uses the unit value for the business day when it receives your completed transaction request and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, TIAA will use that later date as the valuation day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last valuation day of the month when TIAA receives all required information and documentation (see “The Annuity

TIAA Separate Account VA-1 ■ Prospectus	19

Period,” below). For amounts to be applied to begin death benefits, the unit value will be the one for the valuation day when TIAA receives proof of death (see “Death Benefits,” below).

The value of the accumulation units will depend mainly on investment performance, though the unit value reflects expense deductions from assets (see “Charges” below). The unit value is calculated at the close of each valuation day. TIAA multiplies the previous day’s unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as follows: A equals the change in value of the separate account’s net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends and investment income and decreased by expense and risk charges; and B is the value of the separate account’s net assets at the end of the prior day (including the net effect of transactions made during the prior day).

MORE ABOUT REMITTING PREMIUMS

TIAA will not be deemed to have received any premiums sent to the lockbox addresses TIAA has designated in this Prospectus for remitting premiums until the lockbox provider has processed the payment on TIAA’s behalf.

THE FIXED ACCOUNT

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has informed TIAA that they do not review the information in this Prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

Currently, TIAA guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the law in effect at the time your contract is issued, in the state where your

20	Prospectus ■ TIAA Separate Account VA-1

contract is issued. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate. Please call TIAA or consult your contract for information on the applicable guaranteed rate under your contract.

This Prospectus provides information mainly about the contract’s variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

TRANSFERS BETWEEN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT

Subject to the conditions above, you can transfer some (at least $250 at a time, except for systematic transfers, which must be at least $100) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, TIAA does not charge you for transfers from the separate account to the fixed account. TIAA does not currently limit the number of transfers from the separate account, but TIAA reserves the right to do so in the future to once every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

CASH WITHDRAWALS

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must be for at least $1,000 (except for systematic withdrawals, which must be at least $100) or your entire accumulation, if less. TIAA reserves the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $2,000. Currently, there is no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, TIAA will cancel your contract and all of TIAA’s obligations to you under the contract will end.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell TIAA how much you want to transfer or withdraw in dollars, accumulation units or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day TIAA receives your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to TIAA.

To request a transfer, write to TIAA’s home office, call TIAA’s Automated Telephone Service at 800 842-2252 (there is an option to speak with a live person, if you wish) or use the TIAA-CREF Web Center’s account access feature over the Internet at www.tiaa-cref.org. If you make a telephone or Internet

TIAA Separate Account VA-1 ■ Prospectus	21

transfer at any time other than during a business day, it will be effective at the close of the next business day. TIAA can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

TAX ISSUES

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the current rates for ordinary income—i.e., they are not treated as capital gains. They may subject you to early-distribution taxes or penalties as well. For details, see “Federal Income Taxes” below.

MARKET TIMING

Because you may only make transfers out of the fixed account once every 180 days, and because there may be tax penalties for early withdrawals, the opportunities for market timing between the SIA and the fixed account are limited. In addition, the separate account consists of domestic securities and has only one investment portfolio (the SIA). As a result, no specific market timing policies have been adopted by the Management Committee for the separate account. The separate account seeks to apply its transfer restrictions to all contractowners. No exceptions are currently made with respect to these restrictions.

Transferring money back and forth among the fixed account and the SIA in an effort to “time” the market could cause the SIA to incur transaction costs, including, among other things, expenses for buying and selling securities. These costs would be borne by all investors in the SIA. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies.

The SIA is not appropriate for market timing. You should not invest in the separate account if you want to engage in market timing.

CHARGES

SEPARATE ACCOUNT CHARGES

Charges are deducted each valuation day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts and to cover certain insurance risks borne by TIAA. You will receive at least three months’ notice before TIAA raises any of these charges. TIAA guarantees that total annual expenses will never exceed 1.50% of average daily net assets.

Advisors provides investment management services to the SIA. TIAA provides the administrative services for the separate account and the contracts.

Investment Advisory Charge.  This charge is paid to Advisors for investment advice, portfolio accounting, custodial and similar services

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provided for the separate account by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at an annual rate 0.30% of average daily net assets. Prior to August 1, 2009, Advisors has voluntarily agreed to waive 0.23% of that fee, so that the deduction is equivalent to an annual rate of 0.07% of average daily net assets; however, on or after August 1, 2009, Advisors will reduce its waiver to 0.15% of its fee, so that the investment advisory charge is equivalent to an annual rate of 0.15% of average daily net assets.

Administrative Expense Charge.  This charge is paid to TIAA for administration and operations services provided to the separate account by TIAA, such as allocating premiums and administering accumulations. The current deduction is equivalent to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge.  TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current deduction is equal to an annual rate of 0.40% of average daily net assets. Accumulations and annuity payments are not affected by changes in actual mortality experience or by TIAA’s actual expenses.

TIAA’s mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it is payable.

TIAA’s expense risk is the possibility that TIAA’s actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense charge.

If the mortality and expense risk charge is not enough to cover TIAA’s actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (“TPIS”), the principal underwriter of the variable component of the contract, for distribution of the variable component of the contract.

TIAA reserves the right to increase the overall maximum expense charge to 1.50% of average daily net assets per year.

OTHER CHARGES

No Deductions From Premiums.  The contract provides for no front-end charges, sales loads or redemption fees.

Premium Taxes.  Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation value when the tax is applied to provide annuity payments.

TIAA Separate Account VA-1 ■ Prospectus	23

However, if a jurisdiction requires payment of premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, TIAA will deduct premium taxes at those times. Current state premium taxes, where charged, range from 1% to 3.50% of annuity payments.

BROKERAGE COMMISSIONS AND RELATED TRANSACTION EXPENSES

Brokers’ commissions, transfer taxes, the pro rata portion of the expenses of other investment companies in which the SIA invests and other portfolio fees are charged directly to the separate account (see the SAI).

THE ANNUITY PERIOD

All annuity payments are paid to the contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

The value of the amount accumulated upon which payments are based will be set at the end of the last calendar day of the month before the annuity starting date. TIAA transfers your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option chosen, the ages of the annuitant and the annuity partner (under a survivor income option) and the annuity purchase rates at that time. (These will not be lower than the rates outlined in your contract.) Payments will not change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

Technically all benefits are payable at TIAA’s home office, but TIAA will send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it is your responsibility to let TIAA know. TIAA can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

ANNUITY STARTING DATE

Generally, you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you do not, TIAA will tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant’s 90th birthday). You can

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change the annuity starting date at any time before annuity payments begin (see “Choices and Changes,” below). In any case, the annuity starting date must be at least 14 months after the date your contract is issued.

For payments to begin on the annuity starting date, TIAA must have received all information and documentation necessary for the income option you’ve picked. (For more information, contact TIAA—see below.) If TIAA hasn’t received all the necessary information, it will defer the annuity starting date until the first day of the month after the information was received, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you have not picked an income option or if TIAA has not otherwise received all the necessary information, it will begin payments under the automatic election option stated in your contract. Your first annuity check may be delayed while TIAA processes your choice of income options and calculates the amount of your initial payment.

INCOME OPTIONS

You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options from which to choose.

The current options are:

Single Life Annuity.  Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant’s death so that it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

Single Life Annuity with a 10-, 15- or 20-Year Guaranteed Period.  Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

Payments for a Fixed Period.  Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you have chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

Survivor Income Options.  Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level until the second person dies. Once annuity payments begin under a survivor annuity, you cannot change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

TIAA Separate Account VA-1 ■ Prospectus	25

Full Benefit, With or Without Guaranteed Period.  If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you have chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary still continue for the rest of the period.

Two-Thirds Benefit, With or Without Guaranteed Period.  If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

Half-Benefit After the Death of the Annuitant, With or Without Guaranteed Period.  If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven’t chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

TIAA may make variable income options available in the future, subject to applicable law.

DEATH BENEFITS

Death benefits become payable when TIAA receives proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see “Choices and Changes” below). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.

Currently, your accumulation will continue participating in the investment experience of the separate account up to and including the day when TIAA receives proof of death. Ordinarily, TIAA will transfer your separate account accumulation to the fixed account as of the day TIAA receives proof of death. However, if the contractowner’s spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract or receive the death benefit. If the spouse does not make a choice within 60 days after TIAA receives proof of death, no transfer will be

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made and the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant. Pending insurance department approval, the terms of your contract may be amended to: (1) clarify that your accumulation will be transferred to the fixed account only after TIAA has received proof of death and all other necessary forms and documentation and/or (2) change the date TIAA transfers your separate account accumulation to the fixed account from the day TIAA receives proof of death to the day TIAA pays the death benefit.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day TIAA receives proof of death or, if that is not a business day, on the next business day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), TIAA will deposit the difference in the fixed account as of the day TIAA receives proof of death.

You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see “The Fixed Account” above). While you and the annuitant are both alive, you can change the method of payment you have chosen. You can also stipulate that your beneficiary not change the method you’ve specified in advance. (To choose, change or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify TIAA in writing.) Once death benefits start, the method of payment cannot be changed.

To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA—see below.) Even if TIAA has not received all of the required information, death benefits must begin by the first day of the month following the 60th day after TIAA receives proof of death. If no method of payment has been chosen by that time, TIAA will have the option of paying the entire death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the contractowner is not a natural person (e.g., it is an estate or a corporation), TIAA will apply these distribution requirements if the annuitant dies.

METHODS OF PAYMENT

TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see “Taxation of Annuities” below.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

TIAA Separate Account VA-1 ■ Prospectus	27

Single-Sum Payment.  The entire death benefit is paid at once (within seven days after TIAA receives all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians or any beneficiary not a natural person.

Single Life Annuity.  Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

Single Life Annuity With a 10-, 15- or 20-Year Guaranteed Period.  Payable monthly for the death benefit payee’s lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see “Choices and Changes,” below). Federal tax law says the guaranteed period selected cannot exceed the death benefit payee’s life expectancy.

Payments for a Fixed Period.  Payable over two to 30 years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. Federal tax law says the fixed period selected cannot exceed the death benefit payee’s life expectancy.

Interest Payments.  TIAA will pay interest on the amount of the death benefit each month for two to 30 years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

The Single Life Annuity and the Single Life Annuity With A 10-, 15- or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, TIAA reserves the right to require a change in choice that will result in payments of $100 or more.

TIMING OF PAYMENTS

Usually TIAA will make the following kinds of payments from the separate account within seven calendar days after TIAA has received the information it needs to process a request:

1.	Cash withdrawals;
2.	Transfers to the fixed account; and
3.	Death benefits.

TIAA can extend the seven-day period only if (1) the NYSE is closed (or trading restricted by the SEC) on a day that is not a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for Advisors to sell securities or determine the value of assets in the separate account; or (3) the SEC permits or requires TIAA by order to postpone payments to protect you and other separate account contractowners.

28	Prospectus ■ TIAA Separate Account VA-1

FEDERAL INCOME TAXES

The following discussion is based on TIAA’s understanding of current federal income tax law under current Internal Revenue Service (“IRS”) interpretations. TIAA cannot guarantee that the law or the IRS’s interpretation will not change.

TIAA has not considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary could affect your final outcome. You should consult a qualified tax professional for advice before executing any transaction involving a contract. Additional tax information can be found in the SAI.

TAX STATUS OF THE CONTRACT

Diversification Requirements.  Section 817(h) of the IRC and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how Advisors makes investments for the separate account.

Owner Control.  Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you would have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The U.S. Treasury Department says that the regulations on investment diversification do not provide guidance about when and how investor control of a segregated asset account’s investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS might not rule the same way in your case. TIAA reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets for tax purposes.

Required Distributions.  To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these

TIAA Separate Account VA-1 ■ Prospectus	29

requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner’s spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.

The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

TAXATION OF ANNUITIES

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

In General.  IRC section 72 governs annuity taxation generally. TIAA believes an owner who is a natural person usually will not be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the “investment in the contract.”

The following discussion applies generally to contracts owned by a natural person:

Withdrawals.  If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments.  Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

30	Prospectus ■ TIAA Separate Account VA-1

Taxation of Death Benefit Proceeds.  Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they are taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

Penalty Tax on Some Withdrawals.  You may have to pay a penalty tax (10% of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)	on or after you reach 59 1/2;
(2)	after you die (or after the annuitant dies, if the owner is not an individual);
(3)	after you become disabled; or
(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

Possible Tax Changes.  Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the contract.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that are not discussed here. If you are thinking about any of those transactions, contact a professional tax adviser for advice before executing a transaction.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, most recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, section 72(e) generally treats as one contract all TIAA and its affiliate’s non-qualified deferred annuity contracts issued after October 21, 1988, to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10% penalty tax (see above). It is possible, for instance, that if you take annuity payments from only one of the contracts, they could be taxed like individual withdrawals (see above). There might be other situations where the U.S. Treasury Department

TIAA Separate Account VA-1 ■ Prospectus	31

concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one contract. Consult a qualified tax adviser before buying more than one annuity contract that falls within the scope of these rules.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of any contract, keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require TIAA to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

RESIDENTS OF PUERTO RICO

The IRS has announced that income received from an annuity contract by residents of Puerto Rico is U.S.-source income that is generally subject to U.S. federal income tax.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Consult with a qualified tax adviser regarding U.S., state and foreign taxation.

POSSIBLE CHARGE FOR TIAA’S TAXES

Currently TIAA does not charge the separate account for any federal, state or local taxes on it or its contracts (other than premium taxes—see above) but TIAA reserves the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that TIAA believes should be attributed to them.

32	Prospectus ■ TIAA Separate Account VA-1

TAX ADVICE

What TIAA tells you here about federal and other taxes is not comprehensive and is for general information only. It does not cover every situation. Taxation varies depending on the circumstances, and foreign, state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

IMPORTANT TRANSACTION INFORMATION

Financial Condition of TIAA:  Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. TIAA is providing important information to help you understand how TIAA’s contracts work and how TIAA’s ability to meet its obligations affects your contract.

Assets in the separate account.  You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from the TIAA general account, and may not be charged with liabilities arising from any other business that TIAA may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of the TIAA general account. See “The Separate Account.”

Assets in the TIAA General Account.  TIAA issues insurance policies and financial products other than the separate account and some of these products are supported by the assets in the TIAA general account (e.g., TIAA Traditional). These general account products are subject to TIAA’s claims-paying ability.

TIAA’s Financial Condition.  As an insurance company, TIAA is required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of its general account. In order to meet its claims-paying obligations, TIAA monitors its reserves so that TIAA holds amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that TIAA will always be able to meet its claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulation.  State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that TIAA may incur as the result of defaults on the payment of interest or principal on its general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

TIAA Separate Account VA-1 ■ Prospectus	33

How to Obtain More Information.  TIAA encourages contractowners to read and understand TIAA’s financial statements. The financial statements of TIAA are located in the SAI. For a free copy of the SAI, simply call or write TIAA at the phone number or address referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints:  Customer complaints may be directed to TIAA’s Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

Choices and Changes:  As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice satisfactory to TIAA and received at TIAA’s home office (see below). You can change the terms of a transfer, cash withdrawal or other cash distribution only before they are scheduled to take place. When TIAA receives a notice of a change in beneficiary or other person named to receive payments, it will execute the change as of the date it was signed, even if the signer dies in the meantime. TIAA executes all other changes as of the date received. As already mentioned, TIAA will delay the effective date of some transactions until it receives additional documentation (see “Remitting Premiums” above).

Telephone and Internet Transactions:  You can use TIAA’s Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account and/or allocate future premiums to the separate account or the fixed account. For the ATS, you will be asked to enter your Social Security Number and password. For the Web Center, you will be asked to enter your user identification, password and the answer to your security question. (You can establish a PIN by calling us.) Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. TIAA will not be responsible for loss due to unauthorized or fraudulent transactions if it follows such procedures. All transactions made over the ATS and through the Web Center are electronically recorded.

To use the ATS, you need to call 800 842-2252 on a touch-tone phone. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

TIAA can suspend or terminate your ability to transact by telephone or over the Internet at any time for any reason. Also, telephone and Internet transactions may not always be available.

Your Voting Rights:  When contractowner meetings are held, contractowners generally can vote: (1) to elect members of the Management

34	Prospectus ■ TIAA Separate Account VA-1

Committee; (2) to ratify the selection of an independent registered public accounting firm for the separate account; and (3) on any other matter that requires a vote by contractowners. On the record date, you will have one vote per dollar of your accumulation.

The phrase “majority of outstanding voting securities” means the lesser of: (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. If a majority of outstanding voting securities is not required to decide a question, the separate account will generally require a quorum of 10% of the outstanding voting securities, with a simple majority of votes cast required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, TIAA reserves the right to act as permitted.

Electronic Prospectuses:  If you received this Prospectus electronically and would like a paper copy, please call 800 223-1200, and TIAA will send it to you free of charge.

Errors or Omissions:  TIAA reserves the right to correct any errors or omissions on any form, report or statement that TIAA may send you.

Householding:  To cut costs and eliminate duplicate documents sent to your home, TIAA may mail only one copy of the separate account Prospectus, prospectus supplements, annual and semi-annual reports or certain other required documents to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call TIAA toll-free at 800 233-1200 or write TIAA.

Distribution:  The contracts are offered continuously by TPIS and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (“Services”), which are both registered with the SEC as broker-dealers, are members of the Financial Industry Regulatory Authority (“FINRA”) and are direct or indirect subsidiaries of TIAA. TPIS is the principal underwriter of the contracts. Anyone distributing the contract must be a registered representative of either TPIS or Services, whose main offices are both at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

Signature Requirements:  For some transactions, TIAA may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Contacting TIAA:  TIAA will not consider any notice, form, request or payment to have been received by TIAA until it reaches TIAA’s home office: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.

TIAA Separate Account VA-1 ■ Prospectus	35

LEGAL PROCEEDINGS

The assets of the separate account are not subject to any legal actions. Neither TIAA nor TPIS nor Advisors is involved in any legal action they consider material to their respective obligations to the separate account.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Index and is the source and owner of the data contained or reflected in the performance values relating to the Russell Index. The separate account is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the separate account nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the fiscal years ended December 31, 1999-2008. The condensed financial information for the fiscal years ended December 31, 2008, 2007, 2006 and 2005 is derived from the separate account’s financial statements for those periods audited by PricewaterhouseCoopers LLP. Their reports appear in the separate account’s respective annual reports for those years, which are available without charge upon request and are incorporated herein by reference. Condensed financial information for fiscal periods ended December 31, 2004, is derived from financial statements audited by the separate account’s former independent registered public accounting firm. The table shows per accumulation unit data for the SIA, the only investment portfolio of the separate account.

36	Prospectus ■ TIAA Separate Account VA-1

CONDENSED FINANCIAL INFORMATION

(concluded)

	Years Ended December 31,
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999

FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR*
Investment income	$1.758	$1.750	$1.568	$1.378	$1.359	$1.041	$0.965	$0.916	$0.966	$0.961
Expenses	0.484	0.575	0.584	0.519	0.468	0.310	0.218	0.253	0.301	0.270
Net investment income	1.274	1.175	0.984	0.859	0.891	0.731	0.747	0.663	0.665	0.691
Net realized and unrealized gain (loss) on investments	(37.166)	2.979	10.909	3.222	6.727	15.066	(15.200)	(9.499)	(7.024)	13.051
Net change in accumulation unit value	(35.892)	4.154	11.893	4.081	7.618	15.797	(14.453)	(8.836)	(6.359)	13.742

Accumulation unit value:
Beginning of year	95.646	91.492	79.599	75.518	67.900	52.103	66.556	75.392	81.751	68.009
End of year	$59.754	$95.646	$91.492	$79.599	$75.518	$67.900	$52.103	$66.556	$75.392	$81.751

TOTAL RETURN*	(37.53)%	4.54%	14.94%	5.40%	11.22%	30.32%	(21.72)%	(11.72)%	(7.78)%	20.21%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver†	0.90%	0.90%	0.90%	0.90%	0.90%	0.76%	—%	—%	—%	—%
Expenses after waiver	0.67%	0.67%	0.67%	0.67%	0.67%	0.53%	0.37%	0.37%	0.37%	0.37%
Net investment income	1.58%	1.19%	1.13%	1.12%	1.28%	1.26%	1.27%	0.97%	0.82%	0.95%

SUPPLEMENTAL DATA
Portfolio turnover rate	7%	6%	7%	6%	5%	4%	5%	10%	21%	38%
Accumulation units outstanding at end of year (in thousands)	9,488	10,345	10,882	11,598	12,123	12,176	11,801	12,517	13,147	12,630
Net assets at end of year (in thousands)	$566,938	$989,292	$996,044	$923,201	$915,478	$826,747	$614,853	$833,099	$991,188	$1,032,554

*	Based on per accumulation unit data.
†	The ratio of expenses to average net assets before expense waiver was not included as part of the audited Condensed Financial Information until December 31, 2003.

TIAA Separate Account VA-1 ■ Prospectus	37

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

B-2	Investment Restrictions

B-3	Investment Policies and Risk Considerations
B-3	Credit Facility
B-3	Temporary Defensive Positions
B-3	Additional Risks Resulting From Recent Market Events and Government Intervention in Financial Markets
B-4	Restricted Securities
B-4	Illiquid Investments
B-4	Preferred Stock
B-4	Options and Futures

B-6	Firm Commitment Agreements and Purchase of “When-Issued” Securities
B-7	Securities Lending
B-7	Repurchase Agreements
B-7	Swap Transactions
B-8	Segregated Accounts
B-8	Investment Companies
B-8	Other Investment Techniques and Opportunities

B-9	Portfolio Turnover

B-9	Valuation of Assets
B-9	Investments for Which Market Quotations are Readily Available
B-9	Equity Securities
B-9	Money Market Instruments
B-9	Options and Futures
B-10	Investments for Which Market Quotations are Not Readily Available

B-10	Disclosure of Portfolio Holdings

B-11	Management of the Separate Account
B-11	The Management Committee
B-11	Managers and Officers
B-14	Equity Ownership of Managers
B-14	Manager and Officer Compensation

B-14	Committees
B-15	Proxy Voting Policies

B-16	Investment Advisory and Related Services
B-16	Investment Advisory Services
B-16	Personal Trading Policy

B-16	Information About the Separate Account’s Portfolio Management

B-17	Potential Conflicts of Interest of Advisors and Portfolio Managers

B-18	Administrative Services

B-18	Advisors and TIAA
B-18	Custodian and Fund Accounting Agent
B-18	Independent Registered Public Accounting Firm

B-18	Brokerage Allocation
B-19	Directed Brokerage

B-19	Periodic Reports

B-19	General Matters
B-19	Assignment of Contracts
B-19	Payment to an Estate, Guardian, Trustee, etc.
B-19	Benefits Based on Incorrect Information
B-19	Proof of Survival

B-19	State Regulation

B-20	Legal Matters

B-20	Experts

B-20	Additional Information

B-20	Financial Statements

B-21	Index to TIAA Financial Statements

B-52	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

38	Prospectus ■ TIAA Separate Account VA-1

STATEMENT OF ADDITIONAL INFORMATION

Individual Flexible-Premium Deferred Variable Annuities

Funded through

TIAA SEPARATE ACCOUNT VA-1

of

Teachers Insurance and Annuity Association of America

MAY 1, 2009

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in connection with the current prospectus dated May 1, 2009 (the “Prospectus”) for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services: telephone 800 223-1200. Capitalized or defined terms in the Prospectus are incorporated into this SAI. As used in this SAI, references to the separate account also include the Stock Index Account (“SIA”).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

B-2	Investment Restrictions
B-3	Investment Policies and Risk Considerations
B-3	Credit Facility
B-3	Temporary Defensive Positions
B-3	Additional Risks Resulting From Recent Market Events and Government Intervention in Financial Markets
B-4	Restricted Securities
B-4	Illiquid Investments
B-4	Preferred Stock
B-4	Options and Futures
B-6	Firm Commitment Agreements and Purchase of “When-Issued” Securities
B-7	Securities Lending
B-7	Repurchase Agreements
B-7	Swap Transactions
B-8	Segregated Accounts
B-8	Investment Companies
B-8	Other Investment Techniques and Opportunities
B-9	Portfolio Turnover
B-9	Valuation of Assets
B-9	Investments for Which Market Quotations are Readily Available
B-9	Equity Securities
B-9	Money Market Instruments
B-9	Options and Futures
B-10	Investments for Which Market Quotations are Not Readily Available
B-10	Disclosure of Portfolio Holdings
B-11	Management of the Separate Account
B-11	The Management Committee
B-11	Managers and Officers
B-14	Equity Ownership of Managers
B-14	Manager and Officer Compensation

B-14	Committees
B-15	Proxy Voting Policies
B-16	Investment Advisory and Related Services
B-16	Investment Advisory Services
B-16	Personal Trading Policy
B-16	Information About the Separate Account’s Portfolio Management
B-17	Potential Conflicts of Interest of Advisors and Portfolio Managers
B-18	Administrative Services
B-18	Advisors and TIAA
B-18	Custodian and Fund Accounting Agent
B-18	Independent Registered Public Accounting Firm
B-18	Brokerage Allocation
B-19	Directed Brokerage
B-19	Periodic Reports
B-19	General Matters
B-19	Assignment of Contracts
B-19	Payment to an Estate, Guardian, Trustee, etc.
B-19	Benefits Based on Incorrect Information
B-19	Proof of Survival
B-19	State Regulation
B-20	Legal Matters
B-20	Experts
B-20	Additional Information
B-20	Financial Statements
B-21	Index to TIAA Financial Statements
B-52	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies with respect to TIAA Separate Account VA-1 (the “separate account”) and may not be changed without the approval of a majority of the separate account’s outstanding voting securities, as that term is defined under the Investment Company Act of 1940 (“1940 Act”).

1.	The separate account will not issue senior securities except as Securities and Exchange Commission (“SEC”) regulations permit;

2.

The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the separate account’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account’s total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

3.	The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4.	The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5%
of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5.	The separate account will not make an investment in an industry if after giving effect to that investment the separate account’s holding in that industry would exceed 25% of the separate account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

6.	The separate account will not purchase real estate or mortgages directly;

7.	The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

8.

The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements may be made; (c) privately placed debt securities may be

B-2	Statement of Additional Information ■ TIAA Separate Account VA-1

purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

9.	The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

With the exception of percentage restrictions related to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

The separate account is a diversified, open-end, management investment company.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

CREDIT FACILITY

Borrowing and Lending Among Affiliates. The separate account participates in an unsecured revolving credit facility, to be used for temporary or emergency purposes, including without limitation, funding of contractowner redemptions that otherwise might require the untimely disposition of securities. Certain accounts or funds of the College Retirement Equities Fund, the TIAA-CREF Funds (formerly the TIAA-CREF Institutional Mutual Funds) and the TIAA-CREF Life Funds, each of which is managed by Teachers Advisors, Inc., the separate account’s investment adviser (“Advisors”) or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating funds and the separate account. Interest associated with any borrowing by the separate account under the facility will be charged to Advisors at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

If the separate account borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes the separate account to special risks, including greater fluctuations in net asset value in response to market changes.

TEMPORARY DEFENSIVE POSITIONS

During periods when Advisors believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of the separate account, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the separate account’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the account’s investment objective and policies. Under normal circumstances, the separate account may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the SIA’s investment objective and policies and to meet operating expenses. To the extent that the SIA holds cash or invests in money market instruments, it may not achieve its investment objective.

ADDITIONAL RISKS RESULTING FROM RECENT MARKET EVENTS AND GOVERNMENT INTERVENTION IN FINANCIAL MARKETS

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, among others, the placement by the U.S. Government of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) under conservatorship, the bankruptcy of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government’s support of American International Group, Inc., the sale of Wachovia Corporation to Wells Fargo & Company, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. Government and foreign governments banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Funds.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. For example, various agencies and instrumentalities of the U.S. Government have recently implemented or announced programs that support short-term debt instruments, including commercial paper, in an attempt to sustain liquidity in the markets for these securities. Among these programs are: the FDIC-administered Temporary Liquidity Guarantee Program, which guarantees certain debt issued by FDIC-insured institutions; the Federal Reserve Bank of New York-administered Term Asset-Backed Securities Loan Facility (“TALF”), Commercial Paper Funding Facility (“CPFF”), and Money Market Investor Funding Facility (“MMIFF”); and the Asset Backed Commercial Paper Money Market Fund Liquidity Program (“AMLF”) administered by the Federal Reserve Bank of Boston. The U.S. Treasury Department also has announced or implemented various programs and initiatives aimed at supporting and increasing liquidity in the credit markets, including the Public-Private Investment Program for Legacy Assets, which, among other things, is designed to combine federal funding with private investments to purchase certain troubled real estate-related assets from financial institutions.

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Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the separate account invests, or the issuers of such instruments, in ways that are unforeseeable. Recently, legislators, regulatory agencies, the U.S. Treasury Department, trade groups, and others have proposed significant and sweeping changes to the U.S. financial regulatory system. Legislation or regulation may also change the way in which the separate accounts itself is regulated. Such legislation or regulation could limit or preclude the separate account’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. For example, under the Troubled Asset Relief Program (“TARP”), the U.S. Government invested more than $300 billion in financial institutions during 2008 alone. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the separate account’s portfolio holdings.

RESTRICTED SECURITIES

The separate account may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by the separate account of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Management Committee of the separate account has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by the separate account.

ILLIQUID INVESTMENTS

The SIA may invest up to 10% of its net assets, measured at the time of investment, in investments that may not be readily marketable. Investment in illiquid securities poses risks of potential delays in resale. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the SIA to dispose of illiquid securities promptly or to sell such securities for their fair market value.

PREFERRED STOCK

The separate account can invest in preferred stock consistent with its investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

OPTIONS AND FUTURES

The separate account may engage in options (puts and calls) and futures strategies to the extent permitted by the New York Insurance Department (“NYID”) and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. It is not the intention of the separate account to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques or for cash management purposes. Options and futures transactions may increase the separate account’s transactional costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

Options. Option-related activities could include (1) selling covered call option contracts and purchasing call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) that gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style), prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling of a call option would benefit the separate account if, over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option

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has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium of the put option bought and sold, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account’s portfolio of securities. To the extent that the separate account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of the separate account.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the separate account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures con-

tracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract—assuming a “long” position—Advisors legally will obligate the separate account to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors legally will obligate the separate account to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the separate account’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf

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of the separate account an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the separate account upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position that will operate to terminate the separate account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of the separate account, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user’s ability to predict correctly movements in the direction of the market. For example, it is possible that, where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account’s portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of the separate account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the separate account has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the position of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts and options on futures contracts to manage its cash flow more effectively. The separate account has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, is not subject to registration or regulation as a commodity pool operator.

Options and futures transactions may increase the separate account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF “WHEN-ISSUED” SECURITIES

The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the separate account may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the separate account may invest in asset-backed securities on a delayed delivery basis. This reduces the separate account’s risk of early repayment of principal, but exposes the account to some additional risk that the transaction will not be consummated.

When the separate account enters into firm commitment agreements, liability for the purchase price—and the rights and

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risks of ownership of the securities—accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets (see “Segregated Accounts” below). The separate account will not purchase securities on a “when issued” basis if, as a result, more than 15% of its net assets would be so invested.

SECURITIES LENDING

Subject to the separate account’s investment restriction relating to loans of portfolio securities set forth above, the separate account may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC, and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and also to certain other financial institutions. All such securities loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities, or such lesser percentage as may be permitted by the NYID and SEC interpretations (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may lose money as a result of the investment of (including a decline in the value of) such collateral.

By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services or for arranging such loans or for acting as securities lending agent. Loans of securities will be made only to firms deemed by Advisors or the securities lending agent to be creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities or in liquidating the collateral should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

REPURCHASE AGREEMENTS

Repurchase agreements are one of several short-term vehicles the separate account can use to manage cash balances effectively. In a repurchase agreement, the separate account buys an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account’s seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the separate account; in such event the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS

The separate account may, to the extent permitted by the NYID and the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments,

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or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties Advisors considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the separate account would be limited to contractual remedies under the swap agreement. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account’s exposure in the event of default, the separate account will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account’s custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis (see “Segregated Accounts” below).

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return on the separate account’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the account’s financial risk. The separate account will not enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of the separate account to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitments and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, U.S. Government securities or other appropriate high grade debt obligations or other securities as may be permitted by law.

INVESTMENT COMPANIES

Investment Companies. Subject to certain exceptions under the 1940 Act, the separate account may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, the separate account cannot hold more than 3% of the total outstanding voting stock of any single investment company. When the separate account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Additionally, the separate account may invest in other investment companies for cash management and other purposes, such as exchange-traded funds (“ETFs”), subject to the limitations set forth above. The separate account may also use ETFs gain exposure to certain sectors or securities that are represented by ownership in ETFs.

Exchange-Traded Funds. The separate account may purchase shares of exchange-traded funds. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, the separate account would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the separate account could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, the separate account’s purchases of ETF shares generally are subject to the limitations on the separate account’s investments in other investment companies, which are described above under the heading “Investment Companies.”

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related

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securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, irrespective of how these actions may affect the weight of the particular securities in the separate account’s portfolio.

PORTFOLIO TURNOVER

The securities transactions the separate account engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account’s contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The separate account has no fixed policy on portfolio turnover. Because a higher portfolio turnover rate will increase brokerage costs to the separate account, however, Advisors will carefully weigh the added costs of short-term investment against the gains and reductions in index tracking error anticipated from such transactions. The portfolio turnover rates in 2008 and 2007 for the separate account were 7.11% and 5.97%, respectively.

VALUATION OF ASSETS

The assets of the separate account are valued as of the close of each valuation day.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the closing price quoted by NASDAQ for that security (either the NASDAQ Official Closing Price or the Closing Cross price) is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Management Committee if events materially affecting its value occur be-

tween the time its price is determined and the time the separate account’s unit value is calculated.

MONEY MARKET INSTRUMENTS

Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Short-term investments with remaining maturities of 60 days or less are generally valued at amortized cost. This valuation method does not factor in unrealized gains or loses in the separate account’s portfolio securities. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the separate account would receive if it sold the security.

OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-9

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Management Committee. For more information about the separate account’s fair value pricing procedures, see “Valuation of Assets” in the Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Management Committee has adopted policies and procedures reasonably designed to prevent selective disclosure of the separate account’s portfolio holdings to third parties, other than disclosures of the separate account’s portfolio holdings that are consistent with the best interests of the Account’s contract holders. Separate account’s holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the separate account’s market value. As a general rule, except as described below, the separate account and Advisors will not disclose the separate account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The separate account may disclose its portfolio holdings to all third parties who request it after that period. In addition, Advisors and the separate account may disclose the ten largest holdings of the separate account to third parties ten days after the end of the calendar month.

The separate account and Advisors may disclose the separate account’s portfolio holdings to third parties outside the time restrictions described above as follows:

•

Portfolio holdings in any particular security can be made available to stock exchanges or regulators, and the separate account’s holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Chief Counsel or above.

•	Portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement that restricts trading on the information provided.

•

Portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of separate account’s portfolio holding information to that third party is:

•	approved by an individual holding the title of Treasurer, Chief Investment Officer, Executive Vice President or above;

•	approved by an individual holding the title of Vice President and Associate General Counsel or above; and

•	subject to a written confidentiality agreement under which the third party agrees not to trade on the information provided.
•

Any waiver to the policies and procedures must be approved in writing by an individual holding the title of Chief Investment Officer or Executive Vice President, Asset Management or above and approved by an individual holding the title of Vice President and Associate General Counsel or above.

On an annual basis, the Management Committee and the board of directors of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for their review and approval and will identify any potential conflicts between Advisor’s interests and those of the separate account’s contractowners in connection with these disclosures.

Currently, the separate account has ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the separate account’s portfolio holdings disclosure policy, the separate account’s portfolio holdings to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Adviser Consultant Network; Commercial Financial Press; and Bloomberg L.P. The separate account’s portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 30 days after the end of the most recent calendar month. No compensation is received by the separate account, Advisors or their affiliates as part of these arrangements to disclose the portfolio holdings of the separate account.

In addition, occasionally the separate account and Advisors disclose to certain broker-dealers the separate account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the separate account’s portfolio management and trading strategies. These disclosures are done in accordance with the separate account’s portfolio holdings disclosure policy and are covered by confidentiality agreements. Also, State Street Bank and Trust Company, as the separate account’s custodian and fund accounting agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the separate account’s assets.

The separate account sends summaries of its portfolio holdings to contractowners semi-annually as part of the separate account’s annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the separate account’s policy as stated above, by writing to the separate account at P.O. Box 4674, New York, NY 10164.

The entities to which the separate account voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the separate account , to maintain the confidentiality of the information disclosed. There can be no assurance that the separate account’s policies and procedures regarding selective disclosure of the separate account’s holdings will protect the separate account from potential misuse of that information by individuals or entities to which it is disclosed.

B-10	Statement of Additional Information ■ TIAA Separate Account VA-1

MANAGEMENT OF THE SEPARATE ACCOUNT

THE MANAGEMENT COMMITTEE

The Management Committee oversees the separate account’s business affairs. The Management Committee delegates the day-to-day management of the separate account to Advisors and its officers (see below). The Management Committee meets periodically to review, among other things, the separate account’s activities, contractual arrangements with companies that provide services to the account and the performance of the account’s investment portfolio.

MANAGERS AND OFFICERS

The following tables include certain information about the managers and officers of the separate account, including positions held with the account, length of office and time served and principal occupations in the last five years. The first table includes information about the separate account’s disinterested managers and the second table includes information about the account’s officers. The first table also includes the number of portfolios in the fund complex overseen by each manager and certain directorships held by each of them. The separate account has no interested managers.

DISINTERESTED MANAGERS

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Managers
Forrest Berkley c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Manager	Indefinite term. Manager since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	61	Director and member of the Investment Committee, the Maine Coast Heritage Trust; Investment Committee Member, Gulf of Maine Research Institute, The Boston Athenaeum, Maine Community Foundation and Carnegie Endowment for International Peace; and Director, Appalachian Mountain Club.
Nancy A. Eckl c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/06/62	Manager	Indefinite term. Manager since 2007.	Former Vice President (1990–2006), American Beacon Advisors, Inc. and Vice President of certain funds advised by American Beacon Advisors, Inc.	61	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.
Eugene Flood, Jr. c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Manager	Indefinite term. Manager since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser).	61	None
Michael A. Forrester c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Manager	Indefinite term. Manager since 2007.	Chief Operating Officer (since September 2007) of Copper Rock Capital Partners, LLC (investment adviser). Formerly, Chief Operating Officer, DDJ Capital Management (2003–2006); and Executive Vice President (2000–2002), Senior Vice President (1995–2000) and Vice President (1992–1995), Fidelity Investments	61	Member, Board of Directors of Copper Rock Capital Partners, LLC (investment adviser)
Howell E. Jackson c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Manager	Indefinite term. Manager since 2005.	Acting Dean of Harvard Law School (since March 2009); and James S. Reid, Jr. Professor of Law (since 2004), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	61	None
Nancy L. Jacob c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Manager	Indefinite term. Manager since 2001.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment adviser). Formerly, President and Managing Principal, Windermere Investment Associates (1997–2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994–1997); and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993–1997).	61	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-11

DISINTERESTED MANAGERS—continued

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Managers
Bridget A. Macaskill c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Manager	Indefinite term. Manager since 2003.	President and Chief Operating Officer, Arnhold & S. Bleichroeder Advisers Inc. (since February 2009); Principal and Founder BAM Consulting LLC (since 2003); and Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000–2001); and Chief Executive Officer (1995–2001); President (1991–2000); and Chief Operating Officer (1989–1995) of that firm.	61	Director, Prudential plc and International Advisory Board, British- American Business Council.
James M. Poterba c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Manager	Indefinite term. Manager since 2006.	President and CEO, National Bureau of Economic Research (since 2008); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006) Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1996), and Program Director, National Bureau of Economic Research (1990–2008).	61	Director, The Jeffrey Company and Jeflion Company (unregistered investment companies); and National Bureau of Economic Research.
Maceo K. Sloan c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Management Committee and Manager	Indefinite term as Manager; Chairman for term ending June 30, 2012. Chairman since January 2009. Manager since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Management Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Advisers, Inc. (since 2003); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007).	61	Director, SCANA Corporation (energy holding company); and NCM Capital Investment Trust.
Laura T. Starks c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Manager	Indefinite term. Manager since 2006.	Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); Fellow, Financial Management Association (since 2002). Formerly, Associate Dean for Research (2001–2002) and Associate Director of Research (2000–2003), the Center for International Business Education and Research, University of Texas at Austin and Director of the Bureau of Business Research, University of Texas at Austin (2001–2002).	61	None

OFFICERS

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mary (Maliz) E. Beams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/29/56	Executive Vice President	One-year term. Executive Vice President since July 2007.	Executive Vice President of Client Services of TIAA and of TIAA-CREF Funds, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since August 2008); Executive Vice President of Individual Client Services of TIAA and the TIAA-CREF Fund Complex (2007–2008); President and Chief Executive Officer, TIAA-CREF Individual & Institutional Services, LLC (“Services”) (since July 2007); and Senior Managing Director and Head of Wealth Management Group, TIAA (since 2004). Formerly, Partner, Spyglass Investments (2002–2003); Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Business of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997–2003).
Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since March 2009	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex (since March 2009). Formerly, Partner, Wilmer Cutler Pickering Hale and Dorr LLP (1996–2009); Special Advisor to the Chairman for International Derivatives (1995–1996), Securities and Exchange Commission; and Director, Division of Market Regulation (1993–1995), Securities and Exchange Commission.

B-12	Statement of Additional Information ■ TIAA Separate Account VA-1

OFFICERS—continued

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/08/62	Vice President and Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since February 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex; Vice President Senior Compliance Officer of Asset Management Compliance of TIAA and Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since February 2008); and Chief Compliance Officer of TIAA Separate Account VA-3 (since March 2008). Formerly, Chief Compliance Officer of Advisors (February–July 2008); Managing Director/Director of Global Compliance, AIG Investments (2000–2008); Senior Vice President/Group Head, Regulatory Oversight Group, Scudder Kemper Investments, Inc. (1998–2000); Chief Compliance Officer/Vice President, Legal Department, Salomon Brothers Asset Management, Inc. (1997–1998); Assistant General Counsel/Director, Securities Law Compliance, The Prudential Insurance Company of America (1994–1997); and Enforcement Staff Attorney, U.S. Securities and Exchange Commission (1988–1994).
Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	Executive Vice President	One-year term. Executive Vice President since 2007.	President and Principal Executive Officer of the TIAA-CREF Funds and the TIAA-CREF Life Funds (since 2007); Executive Vice President (since 1999) and Head of Asset Management (since 2006) of TIAA, CREF and TIAA Separate Account VA-1; Director of TPIS (since 2006) and Advisors (since 2004); and President and Chief Executive Officer of Investment Management and Advisors and Manager of Investment Management (since 2004). Formerly, Manager of TIAA Realty Capital Management, LLC (2004–2006), and Chief Investment Officer of TIAA (2004–2006) and the TIAA-CREF Fund Complex (2003–2006); and Executive Vice President and Head of Asset Management of the TIAA-CREF Funds and the TIAA-CREF Life Funds (2006–2007).
Roger W. Ferguson, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/28/51	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since April 2008.	President and Chief Executive Officer of TIAA (since April 2008) and President and Chief Executive Officer of CREF and TIAA Separate Account VA-1 (since April 2008). Formerly, Chairman, Head of Financial Services and Member of the Executive Committee of Swiss Re America Holding Corporation (2006–2008); Vice Chairman and Member of the Board of Governors of the United States Federal Reserve System (1997–2006); and Partner and Associate, McKinsey & Company (1984–1997).
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since April 2009.	Treasurer of CREF and TIAA Separate Account VA-1 (since August 2008); and Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and of TIAA Separate Account VA-1 (since April 2009). Formerly, Chief Financial Officer, Van Kampen Funds (2005–2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995–2005).
I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Director of TIAA-CREF Life (2003–2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001–2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993–2001).
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President, Head of Risk Management	One-year term. Executive Vice President, Head of Risk Management since February 2009.	Executive Vice President, Head of Risk Management of TIAA and the TIAA-CREF Fund Complex (since February 2009). Formerly, Senior Managing Director, Acting Head of Risk Management of TIAA and the TIAA-CREF Fund Complex (2008–2009); Senior Managing Director, Chief Credit Risk Officer of TIAA and the TIAA-CREF Fund Complex (2004–2008); and Senior Vice President, Risk Management Department, Lehman Brothers (1996–2004).
William Mostyn III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 1/18/48	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since May 2008.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since May 2008). Formerly, Deputy General Counsel and Corporate Secretary, Bank of America (2005–2008); and Deputy General Counsel, Secretary and Corporate Governance Officer, The Gillette Company (2000–2005).
Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President of TIAA and the TIAA-CREF Fund Complex (since 2003) and Head of Corporate Services (since 2006). Formerly, Director, TIAA-CREF Life (2003–2006); First Vice President and Head of Human Resources, International Private Client Division and Global Debt Markets, Merrill Lynch & Co. (1999–2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998–1999).
Cara L. Schnaper TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/13/54	Executive Vice President	One-year term. Executive Vice President since February 2008.	Executive Vice President, Technology and Operations of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex (since February 2008). Formerly, Principal, Market Resolve, LLC (2006–February 2008); and Head, Middle Office, Investment Banking (2000–2002), Head, Technology and Operations, Equities (1999–2000) and Chief Operating Officer Technology and Operations, Emerging Markets, Foreign Exchange and Commodities (1997–1999), JP Morgan Chase & Co.
Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2000.	Executive Vice President, Institutional Development and Sales of TIAA and the TIAA-CREF Fund Complex (since August 2008); Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (2006–2008); and Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Formerly, Executive Vice President, Product Management of TIAA and the TIAA-CREF Fund Complex (2000–2005); and President and Chief Executive Officer, Horizon Mercy (1996–2000).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, Product Development and Management of TIAA (since August 2008); Director of Tuition Financing and Manager of Services (since April 2006); and President and CEO, TIAA-CREF Redwood, LLC (since September 2006). Formerly, Executive Vice President, Institutional Client Services (2006–2008); Senior Vice President, Pension Products (2003–2006); and Vice President, Support Services (1998-2003), of TIAA and the TIAA-CREF Fund Complex.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-13

EQUITY OWNERSHIP OF MANAGERS

The following chart includes information relating to equity securities beneficially owned by managers in the separate account and in all registered investment companies in the same “family of investment companies” as the separate account, as of December 31, 2008. At that time, the separate account’s family of investment companies included TIAA Separate Account VA-1, the TIAA-CREF Life Funds, CREF and the TIAA-CREF Funds (including the TIAA-CREF Lifecycle Funds).

DISINTERESTED MANAGERS

Name of Manager	Dollar Range of Equity Securities in the Separate Account	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Manager in Family of Investment Companies
Forrest Berkley	None	Over $100,000
Nancy A. Eckl	None	$50,001-$100,000
Eugene Flood, Jr.	None	Over $100,000
Michael A. Forrester	None	Over $100,000
Howell E. Jackson	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Bridget Macaskill	None	Over $100,000
James M. Poterba	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks	None	Over $100,000

MANAGER AND OFFICER COMPENSATION

The following table shows the compensation received from the separate account and the TIAA-CREF Fund Complex by each non-officer manager during the fiscal year ended December 31, 2008. The separate account’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex. For purposes of the chart, the TIAA-CREF Fund Complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds and TIAA-CREF Funds (including the TIAA-CREF Lifecycle Funds) each a registered investment company.

DISINTERESTED MANAGERS

Name of Manager	Aggregate Compensation From the Separate Account	Long Term Performance Compensation Contribution As Part of Account Expenses	Total Compensation Paid From TIAA-CREF Fund Complex
Forrest Berkley*	$579	$301	$219,000
Nancy A. Eckl	$549	$301	$211,500
Eugene Flood, Jr.	$559	$301	$214,000
Michael A. Forrester	$509	$301	$201,500
Howell E. Jackson	$649	$301	$236,500
Nancy L. Jacob	$878	$301	$293,595
Bridget A. Macaskill	$491	$301	$197,000
James M. Poterba*	$595	$301	$223,000
Maceo K. Sloan*	$790	$301	$271,500
Laura T. Starks	$740	$301	$259,000
Total:	$6,339	$3,010	$2,326,595
*	The compensation, or a portion of it, was not actually paid based on the prior election of the managers to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer managers described below. For the fiscal year ended December 31, 2008, Mr. Berkley deferred $144,000, Mr. Poterba deferred $32,500, and Mr. Sloan deferred $194,000, in total compensation (including interest) earned across the fund complex.

The Management Committee has approved manager compensation at the following currently effective rates: an annual retainer of $50,000; a Management Committee and committee meeting fee of $2,500 ($1,000 for conference call meetings to review the separate account’s investment performance); an annual long-term compensation contribution of $75,000; an annual committee chair fee of $10,000 ($15,000 for the chairs of the Operations and the Audit and Compliance Committees); an annual Management Committee chair fee of $25,000; and an annual Operations and Audit and Compliance Committee member fee of $5,000. The managers also receive $2,500 per meeting for attending any contractowner meetings. Manager compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the managers, and the need to attract and retain well-qualified Management Committee members.

COMMITTEES

Every year the Management Committee appoints certain standing committees, each with specific responsibilities for aspects of the separate account’s operations. Included among these are:

(1)

An Audit and Compliance Committee, consisting solely of independent managers, which assists the Management Committee in fulfilling its oversight responsibilities for financial reporting, internal controls and certain compliance matters. The Audit and Compliance Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of

B-14	Statement of Additional Information ■ TIAA Separate Account VA-1

the work of the separate account’s independent registered public accounting firm. The Audit and Compliance Committee has adopted a written charter that is available upon request. During the fiscal year ended December 31, 2008, the Audit and Compliance Committee held nine meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated the audit committee financial expert, replacing Mr. Sloan effective February 10, 2009.

(2)	An Investment Committee, which assists the Management Committee in fulfilling its oversight responsibilities for the separate account’s investments. During the fiscal year ended December 31, 2008, the Investment Committee held six meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent managers, which assists the Management Committee in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the separate account and the initiation of appropriate shareholder resolutions. During the fiscal year ended December 31, 2008, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)	An Executive Committee, consisting solely of independent managers, which generally is vested with full Management Committee powers between Management Committee meetings on matters that arise between Management Committee meetings. During the fiscal year ended December 31, 2008, the Executive Committee did not hold any meetings. The current members of the Executive Committee are Mr. Sloan (chair), Dr. Flood, Prof. Jackson, Dr. Jacob, Prof. Poterba and Ms. Eckl.

(5)	A Nominating and Governance Committee, consisting solely of independent managers, which nominates certain separate account officers and the members of the standing committees of the Management Committee, and recommends candidates for election as managers. During the fiscal year ended December 31, 2008, the Nominating and Governance Committee held fourteen meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.

(6)	An Operations Committee, consisting solely of independent managers, which assists the Management Committee in fulfilling its oversight responsibilities for operational matters of the separate account, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2008, the Operations Committee held nine meetings. The current members of the Operations
Committee are Prof. Jackson (chair), Dr. Flood, Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as managers by providing potential nominee names and background information to the Secretary of the separate account. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, New York 10017-3206 or trustees@tiaa-cref.org.

PROXY VOTING POLICIES

The separate account has adopted policies and procedures to govern its voting of proxies of portfolio companies. The separate account seeks to use proxy voting as a tool to promote positive returns for long-term contractowners. The separate account believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Management Committee has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Management Committee-approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for proposals (related to corporate governance and social issues) are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

Advisors has a team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms and consultants, various corporate governance–related publications and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the separate account contractowners. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

The separate account and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include: (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors proxy voting professionals, or trustees or senior executives of Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the proxy voting (e.g., Advisors’ proxy voting professionals, or a trustee or senior

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-15

executive of Advisors or Advisors’ affiliates), is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the separate account during the twelve-month period ended June 30, 2008 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov. A record of the separate account’s proxy votes for the twelve-month period ended June 30, 2009 will become available in August 2009.

INVESTMENT ADVISORY AND RELATED SERVICES

INVESTMENT ADVISORY SERVICES

Investment advisory services and related services for the separate account are provided by personnel of Advisors, which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of average daily net assets annually. With Advisors waiving 0.23% of that fee until August 1, 2009, a daily deduction from the net assets of the separate account is made at an annual rate of 0.07% for expenses related to the management of the assets of the separate account. However, on or after August 1, 2009, Advisors will reduce its waiver to 0.15% of its fee, so that the advisory charge is equivalent to an annual rate of 0.15% of average daily net assets.

For the years ended December 31, 2008, 2007, and 2006, the separate account paid investment advisory fees of $559,664, $714,234 and $654,598, respectively. These fees reflect the waiver by Advisors of a portion of its investment advisory fee for the years ended December 31, 2008, 2007, and 2006, of $2,398,269, $2,346,396 and $2,175,429, respectively.

PERSONAL TRADING POLICY

The separate account and TPIS have adopted a code of ethics under Rule 17j-1 of the 1940 Act and Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. This code governs the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the separate account, they must also generally preclear and report all transactions involving securities covered under the code. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

INFORMATION ABOUT THE SEPARATE ACCOUNT’S PORTFOLIO MANAGEMENT

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

Equity portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

Portfolio managers of the separate account receive 100% of their long-term compensation awards in TIAA-CREF Long-Term Performance Plan units.

Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark (which for the SIA is the Russell 3000® Index). See the separate account’s Prospectus for more information regarding the SIA’s benchmark index. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The following chart includes information relating to the separate account’s portfolio managers, such as other funds and accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those funds and accounts, and the dollar range of equity securities owned in the separate account as of December 31, 2008.

STOCK INDEX ACCOUNT

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account
Philip James (Jim) Campagna, CFA	16	0	$19,244	$0	$0
Anne Sapp, CFA	16	0	$19,244	$0	$0

B-16	Statement of Additional Information ■ TIAA Separate Account VA-1

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

Portfolio managers of the separate account may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

Conflicting Positions. Investment decisions made by Advisors for the separate account may differ from, and may conflict with, investment decisions made by its affiliated investment adviser, TIAA-CREF Investment Management LLC (“Investment Management”) for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Advisor account were to sell a significant position in a security while the separate account maintained its position in that security, the market price of such securities could decrease and adversely impact the separate account’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

Allocation of Investment Opportunities. Even where proprietary or client accounts have similar investment mandates as the separate account, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the separate account, or are appropriate for the separate account but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by the separate account may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

Aggregation and Allocation of Orders. Advisors may aggregate orders of the separate account and proprietary or client accounts and orders of clients accounts managed by Investment Management, in each case consistent with Advisor’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as the separate account, to participate in an aggregated transaction in order to increase Advisor’s overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of the separate account. In addition, the separate account may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each client account, including the separate account , fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisor’s trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that client accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines for trading priority with long sales of single securities generally having priority over short sales of the same or closely related securities.

Advisors procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same trading priority guidelines as single security trades because an automated and systematic process is used to implement trades.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the separate account and some or all of Advisors other clients. Such research services may not always be utilized in connection with the separate account or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the separate account, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage and Advisors practices regarding the use of third-party soft dollars.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the separate account and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the separate account, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors’ affiliate, Investment

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-17

Management, for managing certain other clients is based on cost. Currently no client pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

ADMINISTRATIVE SERVICES

TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the years ended December 31, 2008, 2007 and 2006, administrative expenses incurred were $1,599,961, $2,040,296 and $1,913,219, respectively.

ADVISORS AND TIAA

The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.4 million people at over 15,400 institutions. As of December 31, 2008, TIAA’s net assets were approximately $195.2 billion and the combined net assets for TIAA, CREF and other entities within the TIAA-CREF organization totaled approximately $363 billion (although CREF does not stand behind TIAA’s guarantees).

TIAA holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors and TPIS, the principal underwriter for the interests in the variable annuity contracts funded through the separate account. TIAA also holds all the shares of Investment Management. Investment Management provides investment advisory services to CREF. All of the foregoing are affiliates of the separate account and Advisors.

CUSTODIAN AND FUND ACCOUNTING AGENT

The custodian for the assets of the separate account is State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive, Quincy, MA 02171. As custodian, State Street is responsible for the safekeeping of the separate account’s portfolio securities. State Street also provides fund accounting services to the separate account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the separate account’s independent registered public accounting firm and has audited its financial statements for the fiscal year ended December 31, 2008.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best price, execution and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transaction with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for (i) a CREF account or any other account that they may also be managing on behalf of Investment Management, another investment adviser also affiliated with TIAA, or (ii) TIAA-CREF Life Funds, TIAA-CREF Funds or any other investment company or account whose assets Advisors may be managing. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the separate account’s portfolio or the portfolios of other clients.

The aggregate amount of brokerage commissions paid by the separate account during 2008, 2007 and 2006 was $21,008, $6,129 and $22,783, respectively. The increase in brokerage commissions for the separate account in 2008 (from $6,129 in 2007 to $21,008 in 2008) was primarily the result of increased portfolio turnover during 2008.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the separate account or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

Research or services obtained for the separate account may be used by Advisors in managing other clients accounts. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors’ fiduciary duty to the other

B-18	Statement of Additional Information ■ TIAA Separate Account VA-1

Funds. Research or services obtained for the separate account also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. If such research or services are obtained for cash, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of Advisors to the separate account.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2008. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Investment Portfolio	Aggregate $ Amount of Commissions Paid to Firms That Provided Research Services
Stock Index Account	$1,402.00

During 2008, the separate account acquired securities of certain of its regular brokers or dealers or their parent companies. These entities and the value of the securities of these entities held by the separate account as of December 31, 2008, are set forth in the table below if the issuer of the securities derived more than 15% of its total income from securities-related activities during its most recent fiscal year:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Broker	Parent	Holdings at 12/31/08 (US$)
JPMorgan Chase & Co	JPMorgan Chase & Co	6,790,458.45
Wells Fargo & Co	Wells Fargo & Co	6,493,087.92
Bank of America Corp	Bank of America Corp	4,118,906.88
Goldman Sachs Group Inc.	Goldman Sachs Group Inc.	2,168,316.66
Citigroup Inc	Citigroup Inc	2,128,767.63
Merrill Lynch & Co Inc	Merrill Lynch & Co Inc	1,045,039.20
Morgan Stanley	Morgan Stanley	1,038,926.84
Lazard Ltd-CL A	Lazard Ltd-CL A	132,521.44
Jefferies Group Inc (New)	Jefferies Group Inc (New)	107,418.40
Knight Capital Group Inc-A	Knight Capital Group Inc-A	86,467.10
Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	78,993.15
Investment Technology Group	Investment Technology Group	63,388.80
Piper Jaffray Cos	Piper Jaffray Cos	45,843.28
Labranche & Co Inc	Labranche & Co Inc	16,597.35
Thomas Weisel Partners Group	Thomas Weisel Partners Group	6,239.84

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

Broker	Parent	Holdings at 12/31/08 (US$)
Goldman Sachs Group Inc.	Goldman Sachs Group Inc.	$2,168,316.66

DIRECTED BROKERAGE

In accordance with the 1940 Act, as amended, the separate account has adopted a policy prohibiting the separate account to compensate brokers or dealers for the sale or promotion of contracts by the direction of portfolio securities transactions for the separate account to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the separate account.

PERIODIC REPORTS

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total;

(3)	cash withdrawals from the separate account during the quarter; and

(4)	any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

You can assign the contract at any time. However, you should consult a qualified tax professional before assigning your contract.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

TIAA and the separate account are subject to regulation by the New York State Superintendent of Insurance (“Superintendent”), as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the NYID. The separate account’s books and

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-19

assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by Jonathan Feigelson, Senior Vice President and General Counsel of TIAA and CREF. Dechert LLP serves as legal counsel to the separate account and has provided advice to the separate account related to certain matters under the federal securities laws.

EXPERTS

The statement of assets and liabilities of the TIAA Separate Account VA-1 as of December 31, 2008, and the related statements of operations and of changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of TIAA as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, included in the separate account’s annual report to contractowners, which is incorporated by reference in this Statement of Additional Information, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of such firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

A Registration Statement has been filed with the SEC, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this SAI. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The audited financial statements of TIAA follow. The financial statements of TIAA should be distinguished from the financial statements of the separate account, which are included in the separate account’s annual report to contractowners and are incorporated herein by reference, and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

B-20	Statement of Additional Information ■ TIAA Separate Account VA-1

INDEX TO TIAA FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA:
Statutory–Basis Financial Statements:
December 31, 2008
B-22	Report of Management Responsibility
B-23	Report of Independent Auditors
B-24	Statutory–Basis Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-25	Statutory–Basis Statements of Operations
B-25	Statutory–Basis Statements of Changes in Capital and Contingency Reserves
B-26	Statutory–Basis Statements of Cash Flow
B-27	Notes to Statutory–Basis Financial Statements

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-21

REPORT OF MANAGEMENT RESPONSIBILITY

April 8, 2009

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2008, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control—Integrated Framework. Based on that assessment, management concluded that, as of December 31, 2008, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control—Integrated Framework.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2008, 2007 and 2006. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Roger W. Ferguson, Jr.	Georganne C. Proctor
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

B-22	Statement of Additional Information ■ TIAA Separate Account VA-1

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2008 and 2007, and the related statutory-basis statements of operations, of changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2008.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on January 1, 2008, the Company adopted Statement of Statutory Accounting Principles No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities.

As discussed in Note 2 to the financial statements, on January 1, 2007, the Company adopted Statement of Statutory Accounting Principles No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88.

A company’s internal control over financial reporting is a process effected by those charged with governance, management, and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent, or detect and correct misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting and for its assertion of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management Responsibility. Our responsibility is to express opinions on these financial statements and on the Company’s internal control over financial reporting based on our audits. We conducted our audits of the financial statements in accordance with auditing standards generally accepted in the United States of America and our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 8, 2009

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-23

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
(In millions)	2008	2007

ADMITTED ASSETS
Bonds	$135,680	$131,859
Mortgages	19,668	20,443
Real estate	1,645	1,672
Preferred stocks	3,216	4,375
Common stocks	3,017	4,190
Other long-term investments	10,675	10,293
Cash, cash equivalents and short-term investments	5,553	1,603
Investment income due and accrued	1,522	1,519
Separate account assets	12,473	19,021
Net deferred federal income tax asset	1,381	1,076
Other assets	407	358
Total admitted assets	$195,237	$196,409

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$159,649	$147,622
Dividends due to policyholders	2,341	2,419
Federal income taxes	10	1,207
Asset valuation reserve	332	4,436
Interest maintenance reserve	502	603
Separate account liabilities	12,319	19,021
Commercial paper	—	952
Other liabilities	2,330	2,304
Total liabilities	177,483	178,564

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Contingency Reserves:
For investment losses, annuity and insurance mortality, and other risks	17,751	17,842
Total capital and contingency reserves	17,754	17,845
Total liabilities, capital and contingency reserves	$195,237	$196,409

B-24	Statement of Additional Information ■ TIAA Separate Account VA-1See notes to statutory-basis financial statements.

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(In millions)	2008	2007	2006

REVENUES
Insurance and annuity premiums and other considerations	$14,827	$10,420	$11,154
Annuity dividend additions	2,725	2,495	2,089
Net investment income	10,559	10,828	10,313
Other revenue	161	159	119
Total revenues	$28,272	$23,902	$23,675

BENEFITS AND EXPENSES
Policy and contract benefits	$13,625	$10,133	$9,812
Dividends to policyholders	4,574	4,578	3,986
Increase in policy and contract reserves	11,900	4,820	4,949
Net operating expenses	831	730	581
Net transfers (from) to separate accounts	(4,229)	1,511	1,903
Other benefits and expenses	141	198	190
Total benefits and expenses	$26,842	$21,970	$21,421

Income before federal income taxes and net realized capital (losses) gains	$1,430	$1,932	$2,254
Federal income tax (benefit) expense	(45)	348	(594)
Net realized capital (losses) gains less capital gains taxes, after transfers to interest maintenance reserve	(4,451)	(137)	608
Net (loss) income	$(2,976)	$1,447	$3,456

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(In millions)	2008	2007	2006

CHANGES IN CAPITAL AND CONTINGENCY RESERVES
Net (loss) income	$(2,976)	$1,447	$3,456
Net unrealized capital (losses) gains on investments	(2,757)	865	398
Change in the asset valuation reserve	4,104	(698)	(689)
Change in net deferred federal income tax asset	13,009	57	(1,154)
Prior year federal income tax settlement	1,244	—	—
Change in non-admitted assets:
Net deferred federal income tax	(12,704)	55	1,155
Other invested assets	31	(199)	(20)
Other	(34)	(36)	14
Other, net	(8)	4	(2)
NET CHANGE IN CAPITAL AND CONTINGENCY RESERVES	(91)	1,495	3,158
CAPITAL AND CONTINGENCY RESERVES AT BEGINNING OF YEAR	17,845	16,350	13,192
CAPITAL AND CONTINGENCY RESERVES AT END OF YEAR	$17,754	$17,845	$16,350

See notes to statutory-basis financial statements. TIAA Separate Account VA-1 ■ Statement of Additional Information	B-25

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(In millions)	2008	2007	2006

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$14,827	$10,420	$11,153
Miscellaneous income	162	159	106
Net investment income	10,606	10,789	10,296
Total Receipts	25,595	21,368	21,555
Policy and contract benefits	13,533	10,100	9,788
Dividends paid to policyholders	1,928	1,892	1,849
Operating expenses	979	708	674
Federal income tax benefit	(91)	(10)	(62)
Net transfers (from) to separate accounts	(4,050)	1,505	1,904
Total Disbursements	12,299	14,195	14,153
Net cash from operations	13,296	7,173	7,402

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	13,238	11,663	17,210
Stocks	2,092	3,326	2,269
Mortgages and real estate	2,805	5,556	4,388
Other invested assets	1,981	2,576	2,105
Miscellaneous proceeds	(27)	47	7
Cost of investments acquired:
Bonds	20,367	21,599	20,425
Stocks	1,062	3,120	1,582
Mortgages and real estate	2,390	2,412	3,612
Other invested assets	4,587	4,846	2,409
Miscellaneous applications	222	163	214
Net cash used for investments	(8,539)	(8,972)	(2,263)

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	32	12	(3)
Net collateral for security lending disbursements	—	—	(3,460)
Net commercial paper (redeemed) issued	(952)	952	—
Other cash provided (applied)	113	(26)	(36)
Net cash used by financing and other	(807)	938	(3,499)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	3,950	(861)	1,640
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	1,603	2,464	824

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$5,553	$1,603	$2,464

B-26	Statement of Additional Information ■ TIAA Separate Account VA-1See notes to statutory-basis financial statements.

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. The Company’s primary purpose is to aid and strengthen nonprofit educational and research organizations, governmental entities and other nonprofit institutions by providing retirement and insurance benefits for their employees and their families and by counseling these organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables (in millions).

	2008	2007	2006
Net (Loss) Income, New York SAP	$(3,283)	$1,429	$2,334
New York SAP Prescribed or Permitted Practices:
Federal Income Tax Settlement	1,244	—	—
Additional Reserves for:
Term Conversions	2	—	1
Deferred and Payout Annuities issued after 2000	424	490	374
Net (Loss) Income, NAIC SAP	$(1,613)	$1,919	$2,709
Capital and Contingency Reserves, New York SAP	$17,754	$17,827	$15,282
New York SAP Prescribed or Permitted Practices:
Goodwill/Intangible Asset Limitation	20	28	34
Additional Reserves for:
Term Conversions	11	9	9
Deferred and Payout Annuities issued after 2000	3,809	3,385	2,895
Capital and Contingency Reserves, NAIC SAP	$21,594	$21,249	$18,220

During 2008 the Company executed a settlement with the Internal Revenue Service (“IRS”) Appeals Division which resulted in an adjustment of $1.2 billion. (See Note 15) The Company, after consultation with the Department, recorded the adjustment as an increase to contingency reserves and not through net income.

Reconciliations of Net Income and Contingency Reserves: Subsequent to the filing of its New York SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the New York SAP as originally filed and these audited financial statements are shown below (in millions):

	2008	2007	2006
(Loss) Income—New York SAP—as filed with Department	$(3,283)	$1,429	$2,334
Adjustment to Current Federal Income Taxes	—	18	1,122
Treatment of Guarantee of Subsidiary Debt	307	—	—
(Loss) Income—Audited Financial Statement	$(2,976)	$1,447	$3,456

	2008	2007	2006
Capital and Contingency Reserves—New York SAP—as filed with Department	$17,754	$17,827	$15,282
Adjustment to Current Federal Income Taxes	—	18	1,122
Change in Deferred Income Taxes	—	—	(1,117)
Change in Non-Admitted Deferred Income Taxes	—	—	1,063
Capital and Contingency Reserves—Audited Financial Statement	$17,754	$17,845	$16,350

Application of Accounting Pronouncements: For reporting periods beginning on or after January 1, 2009, SSAP 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities establishes statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement shall be accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods are required, similar to a change in accounting estimate. The Company elected to early adopt SSAP 98 which resulted in an additional $469 million of realized losses being recognized at December 31, 2008.

For reporting periods ending on or after December 31, 2007, SSAP No. 97, Investment in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88, was implemented. The statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated entities. SSAP 97 clarified the bases that a company could use to value its equity investment in its investment subsidiaries. The initial application of this statement resulted in a $249.5 million increase in non-admitted assets at December 31, 2007.

For reporting periods ending December 31, 2007 and thereafter, SSAP No. 96, Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25, became effective. This statement established a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. The statement requires transactions between related parties to be in the form of a written agreement and must provide for timely settlement of amounts owed, with a specific due date. This change resulted in a $30.5 million increase in non-admitted assets at December 31, 2007.

For reporting periods beginning after January 1, 2007, SSAP No. 95, Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28—Nonmonetary Transactions, was implemented. This

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-27

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

statement established statutory accounting principles for nonmonetary transactions and requires that exchanges of nonmonetary assets shall generally be based on the fair value of the assets (or services) involved. The cost of a nonmonetary asset acquired in exchange for another nonmonetary asset is the fair value of the asset surrendered to obtain it, and a gain or loss should be recognized on the exchange. SSAP 95 did not have a significant impact on the Company’s statutory financial statements in 2008 or 2007.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the requirements for financial statements that are prepared in conformity with GAAP with the applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized as follows:

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;

•

The interest maintenance reserve (“IMR”) is eliminated and the realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than not being included in the deferred income tax asset;

•	For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested would also be included in determining the liability;
•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, even when the derivatives qualify for hedge accounting;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes, and assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The effects of these differences, while not determined, are presumed to be material.

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value and a realized loss is recorded. Management considers available evidence to evaluate the potential impairment of its investments.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments impaired are stated at the lower of amortized cost or market value.

Cash Equivalents: Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at date of purchase and are stated at amortized cost.

Bonds: Bonds are stated at amortized cost using the interest method. Bonds that are held for sale or NAIC designation 6 and 6Z are valued at the lower of amortized cost or fair value. For other than temporary impairment, the cost basis of the bond is written down to its fair value and the amount of the write down is recognized as a realized loss.

Loan-Backed Securities and Structured Securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not in default, are stated at amortized cost. The retrospective approach is used to determine the carrying amount of loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. The prospective approach is used to determine the carrying amount of interest only securities, securities for which an other than temporary impairment has been recognized, or secu-

B-28	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

rities whose expected future cash flows are lower than the expected cash flows estimated at the time of the acquisition. Loan-backed securities and structured securities held for sale are stated at the lower of amortized cost or fair value. Loan-backed securities and structured securities in default are valued at the lower of amortized cost or fair value. Prepayment assumption for loaned-backed securities and structured securities are obtained from external data services or internal estimates.

Common Stock: Unaffiliated common stocks are stated at fair value.

Preferred Stock: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6 which are stated at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When TIAA determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances and a realized loss is recorded.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at the Company’s percentage of the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Contract Loans: Contract loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Securities Lending: The Company had a securities lending program whereby it loaned securities to qualified brokers in exchange for cash collateral and required a minimum of 102 percent of the fair value of the loaned securities. When securities were loaned, the Company received additional income on the collateral and continued to receive income on the loaned securities. The Company’s securities lending program was discontinued in 2006.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments, are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details TIAA’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards and interest rate cap contracts. See Note 12.

Non-Admitted Assets: For statutory accounting purposes only, certain assets are designated as non-admitted assets (principally furniture, equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax assets (“DFIT”)). Investment-related non-admitted assets totaled $305 million and $280 million at December 31, 2008 and 2007, respectively. The non-admitted portion of the DFIT asset was $14,671 million and $1,967 million at December 31, 2008 and 2007, respectively. The other non-admitted assets were $318 million and $340 million at December 31, 2008 and 2007, respectively. Changes in non-admitted assets are charged or credited directly to contingency reserves.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing equipment (“EDP”), computer software, furniture and equipment that qualify for capitalization are depreciated using the straight-line method over 3 years. Office alterations and leasehold tenant improvements that qualify for capitalization are depreciated over 5 years and the remaining life of the lease, respectively.

Accumulated depreciation of EDP equipment and computer software was $340 million and $233 million at December 31, 2008 and 2007, respectively. Related depreciation expenses allocated to TIAA were $38 million, $35 million and $22 million in 2008,

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-29

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

2007 and 2006, respectively. Accumulated depreciation of all furniture and equipment and leasehold improvements, which is non-admitted, was $346 million and $303 million at December 31, 2008, and 2007, respectively. Related depreciation expenses allocated to TIAA was $19 million, $14 million and $20 million in 2008, 2007 and 2006, respectively.

Premium Revenue: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Policy and Contract Reserves: TIAA offers a range of group and individual annuities and individual life policies. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest mortality and other risks insured. Such reserves are designed to be sufficient for contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Dividends Declared for the Following Year: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Asset Valuation Reserve: The AVR is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves. No voluntary contributions were made in either 2008 or 2007.

Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, over the remaining lives of the assets sold.

Capitalization Policy: The capitalization threshold was lowered in 2007 to more closely align with industry practices, improve matching of investment benefits and operating expenses. Factors considered in developing the capitalization policy included dollar amount of capital expenditures, expected useful life of the asset and the impact of depreciation, process and benefit improvements and the current cost of capitalizable items as it relates to future purchase cost of similar items.

Note 3—long-term bonds, preferred stocks, and common stocks

The amortized cost, estimated fair value, and unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, are shown below (in millions):

	Cost*	Gross Unrealized		Estimated Fair Value
		Gains	Losses
December 31, 2008
U.S. Government	$5,887	$1,248	$(7)	$7,128
All Other Governments	1,597	54	(100)	1,551
States, Territories & Possessions	1,346	255	(62)	1,539
Political Subdivisions of States, Territories & Possessions	—	—	—	—
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	30,625	1,296	(88)	31,833
Public Utilities	8,503	267	(615)	8,155
Industrial & Miscellaneous	87,761	1,072	(20,137)	68,696
Total Bonds	135,719	4,192	(21,009)	118,902
Preferred Stocks	3,221	30	(1,090)	2,161
Common Stocks Unaffiliated	937	43	(125)	855
Common Stocks Affiliated**	3,263	427	(217)	3,473
Total Bonds and Stocks	$143,140	$4,692	$(22,441)	$125,391

B-30	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

	Cost*	Gross Unrealized		Estimated Fair Value
		Gains	Losses
December 31, 2007
U.S. Government	$4,812	$325	$—	$5,137
All Other Governments	741	83	(4)	820
States, Territories & Possessions	842	176	(3)	1,015
Political Subdivisions of States, Territories & Possessions	18	3	—	21
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	25,990	602	(333)	26,259
Public Utilities	4,897	263	(107)	5,053
Industrial & Miscellaneous	94,571	3,026	(2,882)	94,715
Total Bonds	131,871	4,478	(3,329)	133,020
Preferred Stocks	4,382	41	(279)	4,144
Common Stocks Unaffiliated	1,349	143	(15)	1,477
Common Stocks Affiliated**	2,714	1,849	—	4,563
Total Bonds and Stocks	$140,316	$6,511	$(3,623)	$143,204

*	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

**	Also reported in Note 6 Subsidiaries and Affiliates.

Impairment Review Process: All securities are subjected to TIAA’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20%. The Company writes down securities that it deems to have an other-than-temporary impairment in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Cost*	Gross Unrealized Loss	Estimated Fair Value
December 31, 2008
Less than twelve months:
Bonds	$37,063	$(4,862)	$32,201
Preferred Stocks	1,500	(517)	983
Common Stocks	2,829	(342)	2,487
Total less than twelve months	$41,392	$(5,721)	$35,671
Twelve months or more:
Bonds	$43,792	$(16,147)	$27,645
Preferred Stocks	1,333	(573)	760
Common Stocks	—	—	—
Total twelve months or more	45,125	(16,720)	28,405
Total—All bonds, preferred & common stocks	$86,517	$(22,441)	$64,076

*	Amortized cost for bonds and original cost for stocks net of cumulative reported other-than-temporary impairments.

	Cost*	Gross Unrealized Loss	Estimated Fair Value
December 31, 2007
Less than twelve months:
Bonds	$34,629	$(1,887)	$32,742
Preferred Stocks	1,801	(144)	1,657
Common Stocks	128	(15)	113
Total less than twelve months	$36,558	$(2,046)	$34,512
Twelve months or more:
Bonds	$29,431	$(1,442)	$27,989
Preferred Stocks	1,457	(135)	1,322
Common Stocks	10	—	10
Total twelve months or more	30,898	(1,577)	29,321
Total—All bonds, preferred & common stocks	$67,456	$(3,623)	$63,833

*	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in commercial mortgage-backed securities (20%), finance (16%), residential mortgage-backed securities (15%), asset-backed securities (9%), manufacturing (8%), real estate investment trust (8%), oil & gas (7%), public utilities (5%), services (3%), communication (2%), mining (2%), retail (2%), government (2%) and revenue & special obligations (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held eleven bond investments, six preferred stock investments, two common stock subsidiary controlled and affiliated (“SCA”) investments where each had a gross unrealized loss greater than $25 million at December 31, 2008. These investments represented 15% or $840 million in the aggregate of the total $5.7 billion unrealized loss.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (57%), residential mortgage-backed securities (12%),

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-31

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

asset-backed securities (8%), finance (7%), manufacturing (3%), public utilities (3%), oil & gas (2%), real estate investment trust (2%), communication (1%), mining (1%), retail (1%), revenue & special obligations (1%), transportation (1%) and other securities (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held forty-eight bond investments and eleven preferred stock investments where each had a gross unrealized loss greater than $25 million at December 31, 2008. These investments represented 11% or $1.9 billion in the aggregate of the total $16.7 billion unrealized loss.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in commercial mortgage-backed securities (40%), finance (18%), residential mortgage-backed securities (14%), asset-backed securities (8%), real estate investment trust (7%), manufacturing (3%), public utilities (3%), services (2%), oil & gas (1%), retail (1%), transportation (1%), mining (1%) and government (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held thirty-six bond investments, eight preferred stock investments, one common stock investment where each had a gross unrealized loss greater than $5 million at December 31, 2007. These investments represented 19% or $379 million in the aggregate of the total $2.0 billion unrealized loss.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (25%), residential mortgage-backed securities (24%), finance (18%), asset-backed securities (10%), public utilities (8%), manufacturing (5%), oil & gas (3%), services (2%), real estate investment trust (1%), government (1%), mining (1%), communication (1%) and transportation (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held twenty-five bond investments and eight preferred stock investments where each had a gross unrealized loss greater than $5 million at December 31, 2007. These investments represented 14% or $224 million in the aggregate of the total $1.6 billion unrealized loss.

The statutory carrying value and estimated fair value of long-term bond investments at December 31, 2008, by contractual maturity, are shown below (in millions):

	Carrying Value	Estimated Fair Value
Due in one year or less	$2,103	$2,102
Due after one year through five years	14,903	14,393
Due after five years through ten years	23,759	21,474
Due after ten years	26,961	26,847
Subtotal	67,726	64,816
Residential mortgage-backed securities	39,512	38,048
Commercial mortgage-backed securities	21,595	10,981
Asset-backed securities	6,847	5,057
Total	$135,680	$118,902

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table under asset-backed securities is TIAA’s exposure to sub-prime mortgages totaling approximately $3.8 billion. Ninety-three percent (93%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

The following table presents the Company’s commercial mortgage-backed securities portfolio based on December 31, 2008 carrying value (in millions):

NAIC Designation	Carrying Value	Estimated Fair Value
1	$18,736	$10,029
2	2,075	621
3	375	130
4	276	112
5	96	51
6	37	38
Total	$21,595	$10,981

With respect to the commercial mortgage-backed securities (“CMBS”) in the above table, approximately 96% were rated investment grade (NAIC 1 and 2) and approximately 64% were issued prior to 2006 (based on carrying value). While recent market events have resulted in significant illiquidity in the broad CMBS markets and consequently reduced trading activity and valuations available in the marketplace, the underlying investments in the CMBS portfolio have continued to perform within the Company’s original expectations as of the time of purchase. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are NAIC 6 and 6Z totaling approximately $844 million. The statutory carrying value of these investments is listed in the following table (in millions):

Carrying Value
Due in one year or less	$24
Due after one year through five years	162
Due after five years through ten years	184
Due after ten years	261
Subtotal	631
Residential mortgage-backed securities	68
Commercial mortgage-backed securities	38
Asset-backed securities	107
Total	$844

B-32	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2008	2007
Residential mortgage-backed securities	29.1%	25.6%
Commercial mortgage-backed securities	15.9	16.6
Manufacturing	8.5	8.6
Finance and financial services	8.0	10.0
Public utilities	7.4	6.9
Government	6.4	6.8
Asset-backed securities	5.1	5.7
Oil and gas	4.5	4.1
Communications	3.5	3.5
Services	2.6	2.9
Real estate investment trusts	2.4	3.0
Retail and wholesale trade	2.2	2.0
Revenue and special obligations	2.0	2.1
Transportation	1.2	1.2
Mining	1.2	1.0
Total	100.0%	100.0%

At December 31, 2008 and 2007, 95.1% and 94.9%, respectively, of the long-term bond portfolio was comprised of investment grade securities.

During 2008 and 2007, the Company recorded bonds and stocks acquired through troubled debt restructurings with book values aggregating $19 million and $42 million, through non-monetary transactions. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required write-down is recognized as a realized capital loss. During 2008 and 2007, the Company also acquired bonds and stocks through exchanges aggregating $877 million and $804 million, of which approximately $1 million and $37 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144A’s exchanged for unrestricted securities, which are accounted for at book value. During 2008 and 2007, TIAA acquired common stocks from Other Invested Asset fund investment distributions totaling $18 million and $55 million, respectively.

Debt securities of $8 million at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company does not have any restricted common stock or preferred stock.

For the years ended December 31, 2008 and 2007, the carrying amount of bonds and stocks denominated in a foreign currency was $3,408 million and $4,188 million, respectively. Bonds that totaled $1,506 million and $1,612 million at December 31, 2008 and 2007, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

The Company uses a third party proprietary system in determining the market value of its structured securities. In 2008, in accordance with SSAP 43, the Company changed from the retrospective method to the prospective method due to negative yields and early adopted SSAP 98 in the fourth quarter on securities totaling $184 million carrying value. As a result of early adoption of SSAP 98, structured securities were written down during the fourth quarter of 2008 by $469 million.

Note 4—mortgages

The Company originates mortgages that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgages originated during 2008 ranged from 5.94% to 8.43% and ranged from 4.96% to 8.77% for 2007.

The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. There were no mezzanine real estate loans acquired during 2008 and the coupon rate for mezzanine real estate loans acquired during 2007 ranged from 5.83% to 6.96%, respectively.

The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 80% for commercial loans (includes mezzanine loans).

For the years ended December 31, 2008 and 2007, the carrying value of mezzanine real estate loans was $784 million and $832 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgages to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgages held to maturity with impaired values at December 31, 2008 and 2007 have been written down to net realizable values based upon independent appraisals of the collateral while mortgages held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2008	2007	2006
Investment in impaired mortgages, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	$—	$—	$—
Investment in impaired mortgages, net of other-than-temporary impairment losses recognized	$259	$164	$1,031
Related write-downs for other-than-temporary impairments	$(209)	$(9)	$(26)
Average investments in impaired mortgages	$185	$746	$179
Interest income recognized on impaired mortgages during the period	$14	$40	$5
Interest income recognized on a cash basis during the period	$14	$50	$6

There was no activity affecting the allowance for credit losses on mortgages as of December 31, 2008 or 2007.

During the first quarter 2009, the Company transferred 20 mortgages to held for sale and recognized a loss of $424 million.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-33

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Mortgage Diversification: At December 31, the carrying values of mortgage investments were diversified by property type and geographic region as follows:

Property Type	2008	2007
Shopping centers	36.0%	36.6%
Office buildings	32.1	31.4
Industrial buildings	17.3	16.4
Apartments	7.3	6.2
Mixed-use projects	3.4	5.3
Hotel	2.6	3.5
Other	0.7	0.6
Land	0.6	—
Total	100.0%	100.0%

Geographic Region	2008	2007
Pacific	28.4%	28.7%
South Atlantic	23.5	22.8
North Central	13.1	13.5
Middle Atlantic	12.8	11.6
South Central	11.4	10.9
Mountain	4.0	4.4
New England	3.8	4.2
Other	3.0	3.9
Total	100.0%	100.0%

At December 31, 2008 and 2007, approximately 23.7% and 23.2% of the mortgage portfolio, respectively, was invested in California and was included in the Pacific region shown above.

Scheduled Mortgage Maturities: At December 31, 2008, contractual maturities for mortgages were as follows (in millions):

Carrying Value
Due in one year or less	$1,625
Due after one year through five years	7,704
Due after five years through ten years	9,399
Due after ten years	940
Total	$19,668

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no troubled debt restructurings during the periods ended December 31, 2008 or 2007. When restructuring mortgages, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than 180 days is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgages with interest more than 180 days past due at December 31, 2008 or 2007.

During 2008 and 2007, the Company did not reduce the interest rate of any outstanding loans.

The Company has no Reverse Mortgages as of December 31, 2008 or 2007.

Mortgages that totaled $180 million and $212 million at December 31, 2008 and 2007, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2008 and 2007, the carrying value of mortgages denominated in foreign currency was $507 million and $745 million, respectively.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on the reliability of real estate investments to identify and quantify any impairment in value. Other-than-temporary impairments on directly owned real estate investments for the years ended December 31, 2008 and 2007 were $23 million and $0, respectively, and these amounts are included in the impairment table in Note 4. At December 31, 2008 and 2007, TIAA’s directly owned real estate investments of $1,645 million and $1,672 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $160 million and $163 million, respectively.

At December 31, the carrying values of real estate investments were diversified by property type and geographic region as follows:

Property Type	2008	2007
Office buildings	62.8%	63.7%
Industrial buildings	15.6	15.5
Mixed-use projects	11.0	14.9
Apartments	6.5	2.7
Land held for future development	3.1	2.3
Retail	0.8	0.7
Income-producing land underlying improved real estate	0.2	0.2
Total	100.0%	100.0%

Geographic Region	2008	2007
South Atlantic	37.8%	42.5%
North Central	17.7	13.9
Middle Atlantic	14.2	13.6
Pacific	12.7	12.5
South Central	8.0	8.0
Other	7.6	7.6
Mountain	2.0	1.9
Total	100.0%	100.0%

At December 31, 2008 and 2007, approximately 18.4% and 17.7% of the real estate portfolio, respectively, was invested in Florida and was included in the South Atlantic region shown above.

B-34	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Depreciation expense on directly owned real estate investments for the years ended December 31, 2008, 2007 and 2006, was $60 million, $53 million and $50 million, respectively; the amount of accumulated depreciation at December 31, 2008 and 2007 was $374 million and $328 million, respectively.

There were no real estate properties acquired via the assumption of debt or in satisfaction of debt during 2008 or 2007.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

Note 6—subsidiaries and affiliates

TIAA’s investment subsidiaries and affiliates have been created for legal or other business reasons and are primarily involved in real estate and securities investment activities for the Company. The larger investment subsidiaries and affiliates are ND Properties, Inc., TIAA Realty, Inc., Ceres Agricultural Properties, LLC and 485 Properties, LLC (in millions):

	2008	2007	2006
Net carrying value	$4,456	$4,550	$3,921
Other than temporary impairment	$5	$9	$11
Net investment income (distributed from investment subs and aff.)	$82	$132	$191
Amounts due (to) from subs and affiliates	$(31)	$2	$(19)
Capital contributions	$1,606	$1,529	$231
Return of capital	$1,168	$1,216	$992

The 2008 other-than-temporary impairments relate to real estate investments that were impaired and/or reclassified to Held for Sale, and written down to external appraisal values or estimated net sales price.

TIAA’s operating subsidiaries and affiliates primarily consist of TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services (“TPIS”) and Teachers Advisors, Inc. (“Advisors”) which are wholly-owned subsidiaries of TIAA-CREF Enterprises, Inc. (“Enterprises”) a wholly-owned subsidiary of TIAA, TIAA-CREF Trust Company, FSB (“Trust”), TIAA-CREF Individual & Institutional Services LLC (“Services”), TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), TIAA-CREF Investment Management, LLC, TIAA Global Markets, Inc. (“TGM”), TIAA-CREF Redwood, LLC, and Active Extension Funds I and II which are also wholly-owned subsidiaries of TIAA (in millions):

	2008	2007	2006
Net carrying value	$480	$810	$871
Other than temporary impairment	$141	$56	$36
Net investment income (distributed from investment subs and aff.)	$—	$—	$3
Amounts due from subs and affiliates	$37	$121	$58
Capital contributions	$269	$148	$82
Return of capital	$389	$228	$3

The 2008 other-than-temporary impairments were a result of a decline in equity value of three subsidiaries for which the carrying value is not expected to be recovered.

To conform to the NAIC Annual Statement presentation, the Company’s share of net carrying value of these entities is reported as affiliated common stock or as other long-term investments.

TIAA provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. During 2008, there were 5 draw downs totaling $172 million that were repaid by December 31, 2008. During 2007, there were 3 draw downs totaling $500 million that were repaid by December 31, 2007. There is no outstanding principal and accrued interest on this line of credit as of December 31, 2008 or 2007. The carrying value of TGM at December 31, 2008 was $(348) million. Pursuant to TIAA’s guarantee of TGM as disclosed in Note 21, TIAA reported the negative equity of TGM as a liability in Other liabilities on the balance sheet.

TIAA provides a $100 million committed and unsecured 364-day revolving line of credit to TCAM. In 2008, there were 3 draw downs totaling $89 million. In 2007, there were 13 draw downs totaling $314 million. At December 31, 2008 and December 31, 2007, outstanding principal plus accrued interest totaled $36 million and $26 million, respectively.

As of December 31, 2008 and 2007, TIAA’s investments in TIAA-CREF mutual funds totaled approximately $468 million and $863 million, respectively. These amounts are reported in the caption “Common Stocks” in the accompanying balance sheets.

TIAA provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31, 2008, $30 million of this facility was maintained on a committed basis for which TIAA-CREF Life pays a commitment fee of 3 basis points on the undrawn committed amount. During 2008, there were 17 draw downs totaling $41 million which were repaid by December 31, 2008. As of December 31, 2008 outstanding principal plus accrued interest was $ 0.

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31 were (in millions):

	2008	2007
Unaffiliated other invested assets	$6,417	$6,379
Affiliated other invested assets	3,044	3,003
Contract loans	908	862
Other long-term assets	306	49
Total other long-term investments	$10,675	$10,293

As of December 31, 2008, unaffiliated other invested assets of $6,417 million consist primarily of private equity funds of which $4,647 million invest in securities and $1,495 million invest in real estate related holdings. The remaining $275 million of unaffiliated other invested assets consist of defeased loans. As of December 31, 2008, affiliated other invested assets totaling $3,044 million represents investment subsidiaries totaling $2,605 million of which $2,350 million investment in real estate related holdings. The remaining $439 million of affiliated other invested assets represents operating subsidiaries and trusts. Other long-term assets in the table above consist primarily of $299 million in derivatives.

For the years ended December 31, 2008 and 2007, other-than-temporary impairments in other long-term investments for which the carrying value is not expected to be recovered were $552 million and $42 million, respectively.

For the years ended December 31, 2008 and 2007, other long-term investments denominated in foreign currency were $1,411 million and $875 million, respectively.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-35

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The Company holds investments in Low Income Housing Tax Credits (“LIHTC”) which have remaining tax credit years ranging from 2 years to 12 years with a required holding period of 15 years. The Company’s investments in LIHTC properties are not currently subject to regulatory review and do not exceed 10% of the Company’s admitted assets.

Note 8—commitments

The outstanding obligation for future investments at December 31, 2008, is shown below by asset category (in millions):

	2009	2010	In later years	Total Commitments
Bonds	$162	$71	$22	$255
Mortgages	187	—	—	187
Real estate	4	—	—	4
Common stocks	101	60	3	164
Other long-term investments	1,838	1,873	1,736	5,447
Total	$2,292	$2,004	$1,761	$6,057

In the preceding table under mortgage commitments for 2009, $45.9 million was withdrawn in January 2009, resulting in a commitment withdrawal fee of $689 thousand.

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Included in the amounts of other long-term investments in the above table is the Company’s commitments to purchase tax credits of $8.9 million of which $2.2 million is to be disbursed in 2009 and $6.7 million in later years.

Other long-term investment commitments also include the Company’s limited partnership in the Hines Development Fund Limited Partnership (“Development Fund I & II”) whose primary focus is the development and redevelopment of real estate projects in Western Europe. Each of the limited partners made a specified commitment to the fund; TIAA committed 130 million Euros which is approximately $182 million (in U.S. dollars) to Development Fund I and 100 million Euros which is approximately $140 million (in U.S. dollars) to Development Fund II as of December 31, 2008. The limited partners’ commitments are pledged as collateral to facilitate the financing of the activities of the fund by third parties through equity lines of credit. The limited partners do not anticipate funding their commitments but remain committed to do so should it become necessary for the Development Fund to make cash capital calls.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2008	2007	2006
Bonds	$8,232	$7,901	$7,536
Mortgages	1,290	1,481	1,781
Real estate	285	246	244
Stocks	347	512	368
Other long-term investments	692	918	635
Cash, cash equivalents and short-term investments	95	90	46
Other	9	5	4
Total gross investment income	10,950	11,153	10,614
Less securities lending expenses	—	—	(13)
Less investment expenses	(451)	(448)	(423)
Net investment income before amortization of net IMR gains	10,499	10,705	10,178
Plus amortization of net IMR gains	60	123	135
Net investment income	$10,559	$10,828	$10,313

Due and accrued income excluded from net investment income is as follows: Bonds in or near default or that are over 90 days past due; Preferred Stocks that are over 90 days past due and with a NAIC designation of 4, 5 or 6; Common Stocks Affiliated related to real estate with rents over 90 days past due; Mortgages with amounts greater than the excess of property value over the unpaid principal balance and on mortgages in default more than eighteen months; and Real Estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net investment income was $1 million for both years of 2008 and 2007, and $2 million for 2006.

Future rental income expected to be received under existing real estate leases in effect as of December 31, 2008 (in millions):

	2009	2010	2011	2012	2013	Thereafter	Total
Future rental income	$149	$136	$119	$99	$75	$175	$753

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to other than temporary impairments for the years ended December 31 were as follows (in millions):

	2008	2007	2006
Bonds	$(2,822)	$(74)	$125
Mortgages	(181)	7	(31)
Real estate	20	2	70
Stocks	(929)	77	407
Other long-term investments	(546)	56	50
Cash, cash equivalents and short-term investments	(33)	5	7
Total before capital gains taxes and transfers to the IMR	(4,491)	73	628
Transfers to IMR	41	(44)	(20)
Capital gains taxes	—	(166)	—
Net realized capital (losses) gains less capital gains taxes, after transfers to the IMR	$(4,450)	$(137)	$608

B-36	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Write-downs of investments resulting from other-than-temporary impairments (“OTTI”), included in the preceding table, were as follows for the years ended December 31 (in millions):

	2008	2007	2006
Other-than-temporary impairments:
Bonds	$2,467	$339	$109
Mortgages	211	49	27
Real estate	23	—	2
Stocks	890	100	33
Other long-term investments	552	42	45
Total	$4,143	$530	$216

The Company did not have any troubled debt restructurings during 2008 or 2007, therefore there were no related losses recognized.

In adherence with statutory accounting principals the Company holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an other than temporary impairment will be recorded until actual disposal of the investment. Proceeds from sales of long-term bond investments during 2008, 2007 and 2006 were $5,099 million, $4,840 million and $9,275 million, respectively. Gross gains of $111 million, $190 million and $327 million and gross losses, excluding impairments considered to be other-than-temporary, of $646 million, $65 million and $172 million were realized on these sales during 2008, 2007 and 2006, respectively.

Wash Sales: The Company does not engage in the practice of wash sales, however, in isolated case in the course of asset management activities, a security may be sold and repurchased in whole or in part within the thirty-days of the sale when an opportunity to significantly enhance the return on the investment is present.

The details by NAIC designation 3 or below of securities sold during 2008 and 2007, respectively, and reacquired within thirty days of the sale date are (in millions):

	2008
	Number of Transactions	Book Value of Sale	Cost of Repurchases	Gains/ (Losses)
NAIC 3	20	$17.4	$17.3	$0.1
NAIC 4	12	0.4	0.3	—
NAIC 5	5	2.0	2.0	0.1
Total	37	$19.8	$19.6	$0.2

	2007
	Number of Transactions	Book Value of Sale	Cost of Repurchases	Gains/ (Losses)
NAIC 3	6	$7.5	$7.5	$0.1
NAIC 4	2	1.2	1.3	—
Total	8	$8.7	$8.8	$0.1

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments for the years ended December 31 were as follows (in millions):

	2008	2007	2006
Bonds	$(483)	$299	$220
Mortgages	(172)	95	3
Stocks	(633)	92	173
Other long-term investments	(1,474)	379	2
Cash, cash equivalents and short-term investments	5	—	—
Total	$(2,757)	$865	$398

Note 10—securitizations

When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities/Qualified Special Purpose Entities (“SPEs/QSPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs/QSPEs during 2008. Advisors, a downstream subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

During 2007, TIAA entered into a securitization transaction in which it sold commercial mortgages with a total principal balance of approximately $2,092 million and recognized a gain of approximately $34 million. TIAA received proceeds of approximately $2,009 million and retained subordinated interests with a fair value of approximately $77 million. The total cash flows received on interests retained were approximately $2,017 million for the year ending 2007. TIAA’s total principal amount outstanding is $2,092 million, the derecognized piece is $2,009 million, and the retained principal amount is $83 million. There were no delinquencies or credit losses at December 31, 2008, 2007 and 2006, respectively.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-37

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The following table summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2000 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2000	Bonds	$73	$66	(a)	$(2)	$(4)
2001	Bonds	$238	$211	(b)	$(6)	$(11)
2002	Bonds	$27	$4	(c)	$—	$(1)
2007	Mortgages	$76	$32	(d)	$(1)	$(3)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2008 was as follows:

(a)	The retained interests securitized in 2000 are valued utilizing a discounted cash flow methodology. Cash flows are discounted at rates ranging from 8.47% to 12.47%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate.

(b)	The retained interests securitized in 2001 were valued using an independent third-party pricing service, which uses the discounted cash flow analysis of anticipated cash flows. Cash flows are discounted at rates ranging from 7.46% to 72.65% (weighted average rate of 10.64%). Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate.

(c)	The retained interests securitized in 2002 was valued using an independent third-party pricing service. Cash flows are discounted at 61.21%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.

(d)	The retained interests securitized in 2007 were valued using an independent third-party pricing service, which uses the discounted cash flow analysis of anticipated cash flows, including assumptions of anticipated prepayment speeds. Cash flows are discounted at rates ranging from 12.01% to 83.89% (weighted average rate of 20.63%). Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SFAS 157, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

Level 2—Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3—Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

B-38	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

FINANCIAL ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS:

The following table provides information as of December 31, 2008 about the Company’s financial assets and liabilities measured at fair value on a recurring basis (in millions):

	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stocks	$581	$274	$—	$855
Derivatives	—	282	—	282
Separate accounts, net	951	512	11,010	12,473
Total assets at fair value	$1,532	$1,068	$11,010	$13,610

Liabilities at fair value:
Derivatives	$—	$(195)	$—	$(195)
Total liabilities at fair value	$—	$(195)	$—	$(195)

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and therefore there is no net impact to the Company’s revenues and expenses or surplus.

Changes in Level 3 Assets and Liabilities measured at Fair Value on a recurring basis

The following is a reconciliation of the beginning and ending balances for net assets measured at fair value on a recurring basis using Level 3 inputs during the year ended December 31, 2008 (in millions):

Separate Account Net Assets
Balance at 1/1/08:	$13,823
Total gains or losses (realized/unrealized) included in surplus	(2,518)
Other activity	(295)
Balance at 12/31/08	$11,010

Separate account net assets consist of directly owned real estate, joint ventures, limited partnerships and a note receivable held by the Real Estate Account (“REA”) net of mortgages issued to REA. The impact on overall surplus is offset by concurrent changes in value in both separate account assets and separate account liabilities in the Company’s Statement of Assets, Liabilities and Capital and Contingency Reserves. Other activity consists principally of acquisitions of properties or ownership interests and assumptions of mortgages and principal repayments made thereon.

ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS:

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2008. The following table summarizes the changes in assets measured at fair value on a non-recurring basis as of December 31, 2008 and the related net gains and losses for those items (in millions):

	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$1,353	$35	$(1,811)
Preferred Stock	28	223	3	(524)
Other Long Term Investments	—	—	906	(740)
Sub-total	$28	$1,576	$944	$(3,075)

Described below are the Company’s application of the fair value hierarchy to its assets and liabilities carried at fair value on a recurring and non-recurring basis:

Level 1 Financial Instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange-listed equities. Preferred stocks carried on a lower of cost or market basis are those that trade in an active market where prices for identical securities are readily available.

Level 2 Financial Instruments

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 2 only if the unobservable inputs are insignificant.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are net limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swap and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short-term government agency notes and commercial paper. Preferred stocks in Level 2 are those carried on a lower of cost or market basis using daily trade prices based on prices for similar

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-39

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

securities observable in the market. Bonds carried in Level 2 are composed of corporate bonds and asset-backed securities.

Level 3 Financial Instruments

Bonds classified as Level 3 include asset-backed securities that were manually priced. Valuation of separate account net assets and liabilities classified in Level 3 is generally based on discounted cash flow analyses which utilize market rates, but valuation methods may also include cost and comparable sales approaches.

Other long term assets in Level 3 include private equity holdings, real estate partnerships and investment interests in affiliates where carrying values approximate market or where permanent impairments were taken.

Fair Value of Financial Instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2008 and 2007 and appropriate valuation methodologies. However, considerable judgment may be required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

(In millions)	Carrying Value	Estimated Fair Value
December 31, 2008
Assets
Bonds	135,680	118,902
Mortgages	19,668	18,799
Preferred stocks	3,216	2,161
Common stocks	3,017	4,328
Cash, cash equivalents and short-term investments	5,553	5,553
Contract loans	908	908
Derivative financial instruments	299	334
Separate account assets	12,473	12,473
Liabilities
Liability for deposit-type contracts	500	500
Derivative financial instruments	370	481
Separate account liabilities	12,319	12,319

(In millions)	Carrying Value	Estimated Fair Value
December 31, 2007
Assets
Bonds	131,859	133,020
Mortgages	20,443	20,919
Preferred stocks	4,375	4,144
Common stocks	4,190	6,039
Cash, cash equivalents and short-term investments	1,603	1,603
Contract loans	862	862
Derivative financial instruments	44	45
Separate account assets	19,021	19,021
Liabilities
Liability for deposit-type contracts	454	454
Derivative financial instruments	810	868
Separate account liabilities	19,021	19,021

Bonds: The fair values for publicly traded long-term bond investments were determined using prices provided by third party pricing services. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

The aggregate carrying value and estimated fair value of publicly traded and privately placed bonds at December 31 were as follows (in millions):

	2008		2007
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$100,695	$91,019	$96,235	$96,573
Privately placed bonds	34,985	27,883	35,624	36,447
Total bonds	$135,680	$118,902	$131,859	$133,020

Mortgages: The fair values of mortgages were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing or valuations from the NAIC.

Common Stocks: Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities. The Company estimates the fair value of its common stock affiliated by determining the fair value of the underlying assets of the affiliated entities.

Cash, Cash Equivalents, and Short-Term Investments: The carrying values were considered reasonable estimates of fair value.

Contract Loans: Contract loans are stated at outstanding principal balances.

Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value. The carrying value is payable upon demand.

Derivative Financial Instruments: The fair value of interest rate cap contracts and credit default swap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates, estimated future cash flows, and anticipated credit market conditions. The fair value of for-

B-40	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

eign currency swaps and forward contracts and interest rate swap contracts are estimated internally based on estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates provided by TIAA’s counterparties.

Note 12—derivative financial instruments

The Company uses derivative instruments for hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA- or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. The Company does not require or post cash collateral on derivative instruments. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. On September 12, 2008, FASB issued FSP FAS 133-1 and FIN 45-4. This FSP amends FASB Statement No. 133, Accounting for Derivative instruments and Hedging Activities (FAS 133) and defines certain disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument. This FSP also amends FASB interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others (“FIN 45”) and defines additional disclosure about the current status of the payment/performance risk of a guarantee. The NAIC has adopted the FSP disclosures included within FAS 133 and FIN 45 for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2008, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $537.1 million. The net realized loss for the year ended December 31, 2008, from all foreign currency swap contracts was $78.1 million.

Equity Index Options: TIAA purchases out-of-the- money put options on the S&P 500 Index to hedge a portion of the General Account equity position against a sudden or sustained decline in value. These options are traded over-the-counter and the Company is exposed to both market and counterparty risk. These instruments are carried at fair value. On December 31, 2008, the Company did not hold any Equity Index Options. The net realized gain for the year ended December 31, 2008, from all Equity Index Option contracts was $1.6 million.

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized gain for the year ended December 31, 2008, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $30.2 million. The net realized loss for the year ended December 31, 2008, from all foreign currency forward contracts was $4.1 million.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value. The net unrealized gain for the year ended December 31, 2008, from interest rate swap contracts that do not qualify for hedge accounting treatment was $32.5 million. The net realized gain for the year ended December 31, 2008, from all interest rate swap contracts was $0.6 million.

Credit Default Swap Contracts: The Company purchases credit default swaps (“CDS”) to hedge against unexpected adverse credit events on selective investments in the TIAA portfolio. As economic events unfolded during 2008, TIAA increased its purchases of credit default swaps. These swap contracts qualify as fair value hedges and the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value. The net unrealized gain for the year

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-41

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

ended December 31, 2008, from credit default swap contracts that do not qualify for hedge accounting treatment was $21.6 million. The net realized gain for the year ended December 31, 2008, from credit default swap contracts was $1.7 million.

Credit Default Swaps used in Replication Transactions: A Replication Synthetic Asset Transaction (“RSAT”) is a written credit derivative transaction (the derivative component) entered into concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity).

As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes (sells) credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the Notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by TIAA may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by TIAA to Counterparty and delivery of physical security by Counterparty to TIAA.

2.	Notional amount payment by TIAA to Counterparty net of contractual recovery fee.

3.	Notional amount payment by TIAA to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Bond Series of indexes (DJ.NA.IG). The index is comprised of 125 of the most liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. TIAA has written contracts on the overall index, whereby TIAA is obligated to perform should a credit event occur with any reference entity that comprises the index. TIAA has also written contracts on the “Super Senior” (30% to 100%) Tranche of the Dow Jones North American Investment Grade Bond Series # 9 Index (DJ.NA.IG.9), whereby TIAA is obligated to perform should the default rate of the entire index exceed 30%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss.

(In millions)	Term	Notional	Average Annual Premium Received	Fair Value	Impairment
Asset Class
DJ Investment Grade Index	less than 2 years	853	0.43%	(46)	(23)
DJ Investment Grade Index	2–3 years	488	0.40%	(33)	(18)
DJ Investment Grade Index	3–4 years	171	0.35%	(10)	(5)
Super Senior Tranche DJ.NA.IG.9	3–4 years	4,764	0.79%	48	—
Totals		6,276		(41)	(46)

The following table contains information related to replication positions where credit default swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the Notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss.

(In millions)	Term	Notional	Average Annual Premium Received	Fair Value	Impairment
Asset Class
Corporate	0–6 years	240	0.82%	(20)	(9)
Sovereign	0–5 years	130	2.01%	(11)	—
Total		370		(31)	(9)

B-42	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation asset, with a designation of 1 having the highest credit quality and designations of 4 or below as low credit quality based on the underlying asset referenced by the credit default swap.

(In millions)	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
RSAT NAIC Designator
1 Highest Quality	Index	—	—	—	—
	Tranche	4,764	48	5,835	5,883
	Corporate	145	(5)	173	168
	Sovereign	10	(1)	14	13
	Subtotal	4,919	42	6,022	6,064
2 High Quality	Index	1,512	(89)	1,217	1,128
	Tranche	—	—	—	—
	Corporate	90	(10)	106	96
	Sovereign	35	(5)	49	44
	Subtotal	1,637	(104)	1,372	1,268
3 Medium Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	—	—	—	—
	Sovereign	80	(6)	109	102
	Subtotal	80	(6)	109	102
4 Low Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	5	(3)	7	4
	Sovereign	5	(1)	6	5
	Subtotal	10	(4)	13	9
Total		6,646	(72)	7,516	7,443

		2008			2007
(In millions)		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	1,798	202	210	252	13	14
	Liabilities	1,461	(290)	(344)	3,235	(776)	(819)
	Subtotal	3,259	(88)	(134)	3,487	(763)	(805)
Foreign currency forward contracts	Assets	90	19	19	73	1	1
	Liabilities	150	(16)	(16)	215	(27)	(27)
	Subtotal	240	3	3	288	(26)	(26)
Interest rate swap contracts	Assets	490	49	49	361	17	17
	Liabilities	3	—	—	39	—	—
	Subtotal	493	49	49	400	17	17
Credit default swap contracts (RSAT)	Assets	5,109	—	26	436	—	—
	Liabilities	1,537	(57)	(98)	1,424	(3)	(19)
	Subtotal	6,646	(57)	(72)	1,860	(3)	(19)
Credit default swap contracts (other)	Assets	660	28	28	215	2	2
	Liabilities	473	(7)	(7)	291	(3)	(3)
	Subtotal	1,133	21	21	506	(1)	(1)
Equity Index Options	Assets	—	—	—	600	11	11
	Liabilities	—	—	—	—	—	—
	Subtotal	—	—	—	600	11	11
Total Derivatives	Assets	8,147	298	332	1,937	44	45
	Liabilities	3,624	(370)	(465)	5,204	(809)	(868)
	Total	11,771	(72)	(133)	7,141	(765)	(823)

During 2008, the average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in replication synthetic asset transactions was $48 million in liabilities.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-43

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of TIAA issuing and funding individual variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in money market instruments, government and corporate debt securities and other publicly traded securities to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. Its main purpose is to invest funds for retirement and pay income based on a choice of investment accounts. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

Other than the guarantees disclosed in Note 21, the Company does not make any guarantees to policyholders on its separate accounts. All accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are carried at fair value (directly held real estate is carried at appraised value).

Information regarding separate accounts of the Company for the years ended December 31 is as follows (in millions):

	Non-guaranteed Separate Accounts
	2008	2007	2006
Premiums and considerations	$2,035	$3,343	$3,356
Reserves:
For accounts with assets at:
Fair value	$12,127	$18,752	$15,126
Amortized cost	—	—	—
Total reserves	$12,127	$18,752	$15,126

By withdrawal characteristics:
At fair value	$12,127	$18,752	$15,126
Total reserves	$12,127	$18,752	$15,126

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in millions):

	2008	2007	2006
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$2,217	$3,698	$3,647
Transfers from Separate Accounts	(6,443)	(2,186)	(1,741)
Net transfers (from) or to Separate Accounts	$(4,226)	$1,512	$1,906
Reconciling Adjustments:
Fund transfer exchange loss	$(3)	$(1)	$(3)
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(4,229)	$1,511	$1,903

Note 14—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating subsidiaries. The Company has allocated expenses of $1,327 million to its various subsidiaries and affiliates during 2008. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at cost by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC (“Investment Management”) and Services, which provide investment advisory, administrative and distribution services for CREF.

Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $1,142 million, $1,075 million and $889 million in 2008, 2007 and 2006, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

Advisors provide investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. TPIS and Services distribute variable annuity contracts for VA-1 and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at cost by TIAA and Services. TIAA provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. Effective January 1, 2008 the Distribution and Administrative Services Agreement between REA and Services was modified to limit the work performed by Services to distribution activities with TIAA assuming responsibility for all administrative activities. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, and

B-44	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following are the amounts due to/(from) subsidiaries and affiliates as of December 31, 2008 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2008	2007	2008	2007
College Retirement Equities Fund	$—	$89.5	$68.0	$23.9
Investment Management	6.3	—	—	1.2
TIAA-CREF Life	12.1	24.3	—	—
TIAA Pension	0.6	—	—	—
TIAA-CREF Trust Company FSB	—	1.2	0.1	—
Services	2.0	0.4	0.6	—
TIAA Real Estate Account	1.6	10.4	—	—
Total	$22.6	$125.8	$68.7	$25.1

Note 15—federal income taxes

By charter, TIAA is a Stock Life Insurance Company that operates on a non-profit basis, and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies have a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code. Amounts due to (receivable from) TIAA’s subsidiaries for federal income taxes were $10.3 million and $(43.0) million at December 31, 2008 and 2007, respectively. The consolidating companies, as of December 31, 2008, which file a consolidated federal income tax return with TIAA are as follows:

 1) TIAA-CREF Life Insurance Company

 2) TIAA-CREF Enterprises, Inc.

 3) Dan Properties, Inc.

 4) JV Georgia One, Inc.

 5) Teachers Michigan Properties, Inc.

 6) JV Minnesota One, Inc.

 7) JWL Properties, Inc.

 8) Liberty Place Retail, Inc.

 9) MOA Enterprises, Inc.

10) ND Properties, Inc.

11) Savannah Teachers Properties, Inc.

12) TCT Holdings, Inc.

13) Teachers Advisors, Inc.

14) Teachers Boca Properties II, Inc.

15) Teachers Pennsylvania Realty, Inc.

16) Teachers Personal Investors Service, Inc.

17) T-Investment Properties Corp.

18) T-Land Corp.

19) WRC Properties, Inc.

20) TIAA-CREF Tuition Financing, Inc.

21) TIAA-CREF Trust Company, FSB

22) MOA Investors I, Inc.

23) 730 Texas Forest Holdings, Inc.

24) TIAA Global Markets, Inc.

25) T-C Sports Co., Inc.

26) TIAA Board of Overseers

27) TIAA Realty, Inc.

28) TIAA Park Evanston, Inc.

29) Port Northwest IV Corporation

In April of 2004, the IRS completed its audit of the 1998 and 1999 tax returns, the first years in which TIAA’s entire business operations were subject to federal income taxation, and presented TIAA with a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would have resulted in an additional tax due of $1.1 billion for the 1998 and 1999 tax years. These adjustments would have disallowed the deductions for certain intangible assets and would adjust certain TIAA tax-basis annuity reserves. In April of 2006, the Internal Revenue Service (“IRS”) completed its audit of the 2000, 2001 and 2002 tax returns and presented a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would have resulted in additional tax due of $391 million for the 2000, 2001 and 2002 tax years. These adjustments were the same issues as those raised in 1998 and 1999.

On September 12, 2008, TIAA executed the second and final settlement with the IRS Appeals Division resolving all remaining issues for tax years 1998-2002. The primary issue before the IRS Appeals Division was the deduction of losses claimed with regard to certain intangible assets. The IRS conceded that $4.8 billion was deductible for losses related to the termination of pension contracts in force on January 1, 1998, the date that TIAA lost its federal tax exemption. The IRS also allowed losses of $9.4 million claimed for the abandonment of developed software. Additional losses claimed by TIAA of $1.9 billion were disallowed as part of the settlement.

As a result of this settlement TIAA has reduced its December 31, 2007 contingent tax reserve of $1.1 billion to zero. Federal capital gains tax accrued as of December 31, 2007 of $166.1 million has been reduced to zero as a result of the offset of current year net capital losses which may be offset with net capital gains. These adjustments have been reflected in the Summary of Changes in Capital and Contingency Reserves for the twelve months ended December 31, 2008. Additionally, TIAA recorded a gross deferred tax asset as of December 31, 2008 of $8.8 billion related to the expected future deduction of losses with regard to intangible assets recognized as a result of the 2008 IRS settlement. Substantially all of such deferred tax assets are non–admitted in accordance with statutory accounting principles.

On April 5, 2007, TIAA executed a partial first settlement with the IRS Appeals Division resolving the disputed adjustments to tax-basis annuity reserves for the tax years 1998-2002. TIAA agreed to a permanent adjustment of $273.0 million, which reduced the tax-basis annuity reserves for TIAA contracts in force at the beginning of 1998, TIAA’s first year as a taxable entity. In addition, a temporary adjustment of $1.7 billion was applied to TIAA’s 1998 reserve deductions. This adjustment related to reserves established for new rights added to TIAA payout annuity

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-45

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

contracts enabling contract-holders to transfer annuity balances into other investment vehicles in accordance with appropriate terms and conditions in the annuity contract. This $1.7 billion adjustment will be recovered by TIAA through deductions over a 20 year period which began with its 2006 tax return. With one exception that is not material, the IRS agreed to accept all deductions related to the annuity reserves as claimed by TIAA on its 1999-2002 tax returns. With respect to deductions for years subsequent to 2004, no binding agreement has been reached with the IRS for reserves associated with the annuity transferability option, since these years were not before IRS Appeals Division. Management believes, however, that it is reasonable to expect that deductions related to subsequent years will not be subject to adjustment by the IRS in future audits, and has not provided for any related contingency reserve. As a result of this settlement, TIAA in the year ended December 31, 2006, reduced its previously established contingent reserve which adjusted statutory surplus by $1.0 billion.

The components of TIAA’s net deferred tax asset were as follows (in millions):

	2008	2007	Change
Gross deferred tax assets	$16,382	$3,114	$13,268
Gross deferred tax liabilities	(330)	(71)	(259)
Net deferred tax asset	16,052	3,043	13,009
Deferred tax assets, non-admitted	(14,671)	(1,967)	(12,704)
Net deferred tax asset, admitted	$1,381	$1,076	$305

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows (in millions):

	2008	2007
Deferred tax assets:
Investments	$1,479	$100
Intangible asset	8,835	—
Differences between statutory and tax reserves	1,174	1,171
Policyholder dividends	816	844
Deferred compensation	156	184
Balance of payout option reserve due to IRS Settlement	508	537
Net operating loss carryover	2,964	—
Capital loss carryover	132	—
Other	318	278
Total deferred tax assets	16,382	3,114
Non-admitted deferred tax assets	(14,671)	(1,967)
Total admitted deferred tax assets	$1,711	$1,147

Deferred tax liabilities:
Investments including partnership interest	$329	$70
Other	1	1
Total deferred tax liabilities	330	71
Net admitted deferred tax assets	$1,381	$1,076

At December 31, 2008, TIAA’s gross and net deferred tax assets reflect the two IRS settlements as described above. The change of $13.4 billion in the gross deferred tax asset and $305.0 million in the net admitted deferred tax asset are primarily due to the inclusion of future deductions related to the intangible asset and the net operating loss (“NOL”) carry forwards resulting from the settlement, which were not included in the December 31, 2007 gross and net deferred tax assets, based on an interpretation concurred by the New York Insurance Department in 2001. In 2008, the Department agreed with a change in interpretation and recognition of the gross non-admitted tax asset.

A reconciliation of TIAA’s statutory tax rate to actual federal income tax rate was as follows (in millions):

	For the Years Ended December 31,
	2008	2007	2006
Net gain from operations	$1,430	$1,932	$2,254
Realized Capital Gain (Loss) inclusive of OTTI	(4,492)	73	—
Statutory rate	35%	35%	35%
Tax at statutory rate	$(1,072)	$702	$789
Investment items	(257)	(87)	(242)
Consolidation and dividends from subsidiaries	(59)	(113)	(48)
Amortization of interest maintenance reserve	(21)	(43)	(47)
Adjustment to policyholder dividend liability	(27)	67	17
Accrual of contingent tax provision	—	423	467
Settlement of contingent tax exposure	—	—	(1,033)
Intangible write-off deduction	(431)	—	—
Net operating loss carry forward utilized	—	(400)	(489)
Book/tax capital gain differences deferred for tax	1,144	51	—
Capital loss carry back and (carry forward) utilized	244	(146)	—
Other	102	137	17
Tax provision (benefit) expense before subsidiary settlements, other payments (refunds) and increase in net operating loss	$(377)	$591	$(569)
Increase in net operating loss to carry forward	377	—	—
Subsidiary settlements and other (refunds) payments	(45)	(76)	(25)
Current federal income tax (benefit) expense	$(45)	$515	$(594)

Current effective tax rate	1%	26%	(26%)
Deferred federal income tax (benefit) expense	$(305)	$(112)	$1

Deferred effective tax rate	9%	(6%)	0%
Total federal income tax (benefit) expense	$(350)	$403	$(594)

Total federal effective tax rate	10%	20%	(26%)

TIAA had $698.2 million of tax basis capital losses in 2008, of which $319.5 million was carried back to 2007 and $378.7 million is carried forward. The capital loss carry forward will expire in the year 2013. The 2007 current effective rate reflects the capital gains tax. No capital gains were reflected in the effective rate for years prior to 2007 because no capital gains tax was incurred.

As of December 31, 2008, TIAA had net operating loss carry forwards as follows (in millions):

Year Incurred	Operating Loss	Year of Expiration
1998	$4,505	2013
1999	1,041	2014
2001	181	2016
2002	786	2017
2003	500	2018
2004	380	2019
2007	—	2022
2008	1,077	2023
Total	$8,470

B-46	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

At December 31, 2007, TIAA’s gross deferred tax asset of $3.1 billion did not include any benefit from NOL carry forwards. Consistent with prior years, however, TIAA’s federal income tax return for 2007 included a significant NOL carry forward as a result of tax deductions related to intangible assets. The NOL carry forward on TIAA’s 2007 federal income tax return was $11.4 billion. These intangible asset tax deductions were not recognized as a benefit in 2007 because they were recognized subsequent to the 2008 settlement described above.

As of December 31, 2008, TIAA had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2005	$1	2015
2006	2	2016
2007	2	2017
2008	2	2018
Total	$7

As of December 31, 2008 TIAA had general business credit carry forwards as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2001	$—	2021
2002	1	2022
2003	2	2023
2004	2	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	6	2028
Total	$25

TIAA did not incur federal income taxes in 2008 or preceding years that would be available for recoupment in the event of future net losses.

For the years 2003 and 2004 Federal income tax returns for the consolidated companies have been audited by the IRS. In November 2008, the IRS completed its audit and presented the group with a Revenue Agents Report that had no unagreed adjustments. The statute of limitations for the 2005, 2006, and 2007 federal income tax returns are open until September 2009, September 2010, and September 2011, respectively.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management has evaluated TIAA’s tax position under the principles of FIN 48, and has concluded that TIAA has not recorded any uncertain tax benefits as of December 31, 2008. TIAA had a contingent tax reserve of $1.1 billion as of December 31, 2007 and was reduced to zero in the current year as discussed above.

Note 16—pension plan and postretirement benefits

Retirement Plans, Deferred Compensation, Post Employment Benefits and other Post Retirement Benefit Plans

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $40 million, $34 million and $32 million in 2008, 2007 and 2006, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2008, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Postretirement Benefits
	12/31/2008	12/31/2007	12/31/2006
Change in benefit obligation
Benefit obligation at beginning of period	$99	$105	$102
Eligibility cost	4	3	3
Interest cost	6	6	5
Actuarial losses/(gains)	9	(11)	(1)
Benefit paid	(5)	(4)	(4)
Plan amendments	—	—	—
Benefit obligation at end of period	$113	$99	$105
Fair value of assets	—	—	—
Funded status	$(113)	$(99)	$(105)
Unrecognized initial transition obligation	3	4	5
Unrecognized net losses	9	—	12
Accrued postretirement benefit cost	$(101)	$(95)	$(88)

The Company is expecting to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug Act of 2003 (“The Act”).

The postretirement benefit obligation for non-vested employees was approximately $94 million at December 31, 2008 and approximately $65 million at December 31, 2007.

The net periodic postretirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Postretirement Benefits
	2008	2007	2006
Components of net periodic cost
Eligibility cost	$4	$3	$3
Interest cost	6	6	5
Amortization of transition obligation	1	1	1
Net periodic cost	$11	$10	$9

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-47

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The cost of postretirement benefits includes a reduction arising from The Act subsidy of $2 million for 2008, $3 million for both 2007 and 2006, respectively.

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $5 million for year of 2008, $4 million for both year of 2007 and 2006.

The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Postretirement Benefits
	2008	2007	2006
Weighted-average assumption
Discount rate for benefit costs	6.25%	5.75%	5.50%
Discount rate for benefit obligations	5.75%	6.25%	5.75%
Rate of increase in compensation levels	4.00%	4.00%	4.00%
Medical cost trend rates	5.00–9.00%	5.00–10.00%	5.00–11.00%
Immediate Rate	9.50%	10.00%	11.00%
Ultimate Rate	5.00%	5.00%	5.00%
Year Ultimate Rate Reached	2014	2013	2013
Ultimate medical care cost trend rate after a five year gradual decrease	5.00%	5.00%	5.00%
Dental cost trend rate	5.25%	5.25%	5.25%

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase or decrease in assumed medical cost trend rates would have the following effects (in millions):

	Postretirement Benefits
	2008	2007	2006
One percentage point increase
Increase in postretirement benefit obligation	$12	$10	$11
Increase in eligibility and interest cost	$1	$1	$1
One percentage point decrease
(Decrease) in postretirement benefit obligation	$(10)	$(9)	$(9)
(Decrease) in eligibility and interest cost	$(1)	$(1)	$(1)

ESTIMATED FUTURE BENEFIT PAYMENTS

The following benefit payments are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2009	7
2010	7
2011	8
2012	8
2013	9
Total for 2014-2018	56

Medicare Part D Subsidy Receipts
2009	0.3
2010	0.4
2011	0.4
2012	0.5
2013	0.6
Total for 2014-2018	5.0

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA

Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company has provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts.

Effective July 31, 2007, the SERP was curtailed. Under this curtailment, all participants, who had not attained the age of 55 and completed five years of service forfeited their benefits under the plan. The one time cost associated with the curtailment of $5 million was due to the need to recognize the past service liability. This one time cost is included in the 2007 SERP total expense. In addition an expense of $11 million was recognized by the Company relating to the funding of separate annuity contracts for individuals who forfeited benefit given the SERP curtailment.

The accumulated benefit obligation totaled $45 million and $42 million as of December 31, 2008 and 2007, respectively. The Company had an accrued pension cost of $47 million and $45 million and had no additional minimum liability accrued as of December 31, 2008 and 2007, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2008 or 2007.

The SERP obligations were determined based upon a discount rate of 6.21% and a rate of compensation increase of 5.0% at December 31, 2008. In accordance with NAIC SSAP No. 89, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable. During 2007, the SERP expense, including expenses associated with the curtailment, totaled $11 million.

Future benefits expected to be paid by the SERP are as follows (in millions):

1/1/2009 to 12/31/2009	$4
1/1/2010 to 12/31/2010	$4
1/1/2011 to 12/31/2011	$4
1/1/2012 to 12/31/2012	$4
1/1/2013 to 12/31/2013	$4
1/1/2014 to 12/31/2018	$18

Note 17—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

B-48	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

For annuities and supplementary contracts, policy and contract reserves are generally equal to the present value of guaranteed benefits. For most annuities, the present value calculation uses the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. For the Personal Annuity (“PA”), deferred annuity reserves in the general account are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PA’s Guaranteed Minimum Death Benefit (“GMDB”) provision. The reserve for the GMDB is calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $1.1 million at December 31, 2008 and $0.1 million at December 31, 2007, respectively.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3%. Approximately 91% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 9 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (in millions):

	2008		2007
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal
At fair value	$12,127	7.1%	$18,752	11.3%
At book value without adjustment	32,232	18.9%	25,858	15.6%
Not subject to discretionary withdrawal	126,465	74.0%	120,898	73.1%
Total (gross)	170,824	100.0%	165,508	100.0%
Reinsurance ceded	—		—
Total (net)	$170,824		$165,508

Annuity reserves and deposit-type contact funds for the year ended December 31 are as follows (in millions):

	2008	2007
General Account:
Total annuities (excluding supplementary contracts with life)	$157,965	$146,066
Supplementary contracts with life contingencies	231	235
Deposit-type contracts	500	455
Miscellaneous reserves, GMDB	1	—
Subtotal	158,697	146,756

Separate Accounts:
Annuities	12,127	18,752
Total	$170,824	$165,508

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.2 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2008 and $0.1 million at December 31, 2007, respectively. As of December 31, 2008 and December 31, 2007, TIAA had $1.1 billion and $1.6 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $16.9 million and $20.6 million at December 31, 2008 and December 31, 2007, respectively.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 18—reinsurance

In 2005 and 2004, the Company entered into reinsurance agreements with RGA Reinsurance Company. In accordance with these agreements, the Company assumed Credit Life, Credit A&H, Term Life and Whole Life liabilities through coinsurance funds withheld and modified coinsurance arrangements on a proportional basis. During 2007, the Credit Life and Credit A&H agreement was recaptured, as well as one of the Term Life and Whole Life agreements. The statutory coinsurance reserves on these agreements at the end of the statutory reporting period immediately before recapture were approximately $18.4 million and $41.2 million, respectively.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-49

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2008	2007	2006
Aggregated assumed premiums	$22	$(2)	$52
Reinsurance payable on paid and unpaid losses	$—	$—	$1
Modified coinsurance reserves	$183	$171	$162
Increase in policy and contract reserves	$(4)	$(50)	$9
Funds withheld under coinsurance	$—	$—	$14

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2008 there were still premiums in force of $27 million.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by these reinsurance agreements include (in millions):

	2008	2007	2006
Insurance and annuity premiums	$23	$46	$36
Policy and contract benefits	$81	$91	$101
Increase in policy and contract reserves	$50	$187	$32
Reserves for life and health insurance	$686	$736	$923

Note 19—commercial paper program

TIAA began issuing commercial paper in May 1999 and currently has a maximum authorized program of $2 billion. The Company had $ 0 and $952 million outstanding obligations, as of December 31, 2008 and 2007, respectively.

The Company maintains a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. This liquidity facility has not been utilized.

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below as of December 31 are as follows (in millions):

	2008	2007
Net unrealized capital (losses) gains	$(2,757)	$865
Asset valuation reserve	$4,104	$(698)
Net deferred federal income tax	$13,009	$(57)
Non-admitted asset value	$(12,707)	$(180)
Net change in separate account	$(1)	$—

Capital: TIAA has 2,500 shares of Class A common stock authorized, issued and outstanding. All outstanding shares of the Company are collectively held by the TIAA Board of Overseers, a nonprofit corporation created to hold the stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 21—contingencies and guarantees

SUBSIDIARY AND AFFILIATE GUARANTEES:

TGM, a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt. As of December 31, 2008, TGM had $3,295 million of outstanding debt and accrued interest. The Company also provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. During 2008, there were 5 draw downs totaling $172 million that were repaid by December 31, 2008. As of December 31, 2008, there were no outstanding principal or accrued interest on the line of credit.

The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The Company made no additional capital contributions to TIAA-CREF Life during 2008 under this agreement. On March 17, 2009, the Company made a $70 million capital contribution to TIAA-CREF Life in accordance with the financial support agreement. The Company also provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31, 2008, $30 million of this facility was maintained on a committed basis for which the Company received a commitment fee of 3 bps per annum on the undrawn committed amount. During 2008, there were 17 draw downs totaling $41 million that were repaid by December 31, 2008. As of December 31, 2008, outstanding principal plus accrued interest was $0.

The Company provides guarantees to the CREF accounts, for which it is compensated, for certain mortality and expense risks, pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement. The Company also provides a $1.0 billion uncommitted line of credit to CREF and the TIAA-CREF Mutual

B-50	Statement of Additional Information ■ TIAA Separate Account VA-1

concluded

Funds (the “Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1.5 billion committed credit facility that is maintained with a group of banks.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, the Company’s general account will fund them by purchasing Accumulation Units in REA. The Company guarantees that participants will be able to redeem their Accumulation Units at the then current daily Accumulation Unit Value.

Pursuant to the liquidity guarantee obligation, TIAA General Account owned 576,868 accumulation units issued by the TIAA Real Estate Separate Account as of December 31, 2008. The Company purchased $155.6 million of accumulation units on December 24, 2008. The Company has purchased an additional $845.5 million and approximately 3.2 million accumulation units during 2009.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2008, the future minimum lease payments are estimated as follows (in millions):

Year	2009	2010	2011	2012	2013	Thereafter	Total
Amount	$35	$32	$30	$29	$25	$67	$218

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2008, 2007 and 2006 was approximately $36 million, $32 million and $35 million, respectively.

OTHER CONTINGENCIES AND GUARANTEES:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is TIAA management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-51

APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

B-52	I. Introduction: Historical Perspective
B-53	II. Shareholder Rights
B-53	III. Director Elections—Majority Voting
B-54	IV. The Board of Directors
B-54	V. Board Structure and Processes
B-54	A. Board Membership
B-55	B. Board Responsibilities
B-55	C. Board Operation and Organization
B-57	VI. Executive Compensation
B-58	A. Equity-Based Compensation
B-58	B. Perquisites
B-59	C. Supplemental Executive Retirement Plans
B-59	D. Executive Contracts

B-59	VII. TIAA-CREF Corporate Governance Program
B-59	A. Engagement Policy and Practices
B-59	B. Proxy Voting
B-59	C. Influencing Public Policy and Regulation
B-60	D. Divestment
B-60	VIII. International Governance
B-61	IX. Environmental and Social Issues
B-61	X. Securities Lending Policy
B-62	APPENDIX: Proxy Voting Guidelines
B-62	Guidelines for Board-Related Issues
B-62	Guidelines for Other Governance Issues
B-63	Guidelines for Compensation Issues
B-64	Guidelines for Environmental and Social Issues

I. Introduction; Historical Perspective

The mission of Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF) is to “forward the cause of education and promote the welfare of the teaching profession and other charitable purposes” by helping secure the financial future of our participants who have entrusted us with their retirement savings.

TIAA and CREF’s boards of trustees and management have developed investment strategies that are designed to accomplish this mission through a variety of asset classes and risk/reward parameters, including investments in the equity securities of domestic, international and emerging-market companies.

TIAA-CREF is a long-term investor. Whether our investment is in equity, debt, derivatives or other types of securities, we recognize our responsibility to monitor the activities of portfolio companies. We believe that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies. Accordingly, our mission and fiduciary duty require us to monitor and engage with portfolio companies and to promote better corporate governance and social responsibility.

TIAA-CREF was one of the first institutional investors to engage with companies on issues of corporate governance. During the 1970s and 1980s, the governance movement focused primarily on the protection of shareholder interests in the context of takeovers and contests for control. TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. During the 1990s and following the collapse of the bubble market, governance has focused on director independence, board diversity, board committee structure, shareholder rights, accounting for options and executive compensation disclosure. Most recently, TIAA-CREF has led the movement to establish majority voting in director elections, as set forth in this Policy Statement. Corporate governance standards and best practices are now recognized as an essential means to protect shareholder rights, ensure management and board accountability and promote maximum performance.

TIAA-CREF is also concerned about issues of corporate social responsibility, which we have been addressing for more than three decades. In the 1970s we were one of the first institutional investors to engage in dialogue with portfolio companies on issues of automotive safety in the United States and apartheid policies in South Africa. Since then we have maintained a strong commitment to responsible investing and good corporate citizenship. Recognizing that many of our participants have strong views on social issues, in 1990 we introduced the CREF Social Choice Account to provide an investment vehicle that gives special consideration to social concerns. The Account invests only in companies that meet specified environmental and social criteria.

In keeping with our mission and fiduciary duty, TIAA-CREF continues to establish policies and engage with companies on governance, environmental, social and performance issues. We believe that, consistent with their business judgment, companies and boards should: (i) pay careful attention to their governance, environmental and social practices; (ii) analyze the strategic impact of these issues on their business; and (iii) fully disclose their policies and decisions to shareholders. We expect boards and managers to engage constructively with us and other shareholders concerned about these issues.

TIAA-CREF recognizes that corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

This is the fifth edition of this Policy Statement, which is reviewed and revised periodically by the TIAA and CREF boards of trustees. The TIAA and CREF boards have delegated oversight of TIAA-CREF’s corporate governance program, including development and establishment of policies, to the joint Committee on Corporate Governance and Social Responsibility, which is composed of independent trustees. This edition re-

B-52	Statement of Additional Information ■ TIAA Separate Account VA-1

flects current developments in corporate governance, social and environmental policy, technology, market structure, globalization, cross-border and emerging-market investing and proxy voting. For example, this edition includes new voting guidelines and highlights certain recent watershed events in corporate governance such as (i) adoption of the majority voting standard for director elections; (ii) enhanced disclosure regarding executive compensation as required by new SEC rules; and (iii) evolving research on the economic impact of companies’ environmental and social practices.

Although many of the specific policies in this Statement relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. TIAA-CREF’s portfolio has become increasingly diversified internationally during the past decade. We have made substantial efforts to promote good corporate governance principles and practices at both the domestic and international level.

TIAA-CREF believes that a company whose board and executive management adopt sound corporate governance principles will set the right “tone at the top” and thereby reinforce an ethical business culture governing all its dealings with customers, employees, regulators and the communities it serves. We view this Policy Statement as the basis for collaborative efforts by investors and companies to promote good corporate governance and to ensure that companies establish the right “tone at the top.”

This Policy Statement is intended to inform our clients and participants, portfolio companies, regulators, advocacy groups and other institutional investors about our governance policies. It serves as a basis for dialogue with boards of directors and senior managers. The Policy Statement is posted on our website (www.tiaa-cref.org).

II. Shareholder Rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.	Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.	One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings.
3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4.	Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.	Vote Requirements. Shareholders should have the right to approve matters submitted for their consideration with a majority of the votes cast. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.	Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.	Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other anti-takeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.	State of Incorporation. Many states have adopted statutes that protect companies from takeovers, in some cases through laws that interfere with or dilute directors’ accountability to shareholders. We will not support proposals to reincorporate to a new domicile if we believe the primary objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

9.	Board Communication. Shareholders should have the ability to communicate with the board of directors. In accordance with SEC rules, companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members.

10.	Ratification of Auditors. Shareholders should have the right to vote annually on the ratification of auditors.

III. Director Elections—Majority Voting

As a matter of principle, TIAA-CREF endorses the majority vote standard in director elections, including the right to vote for, against or abstain on director candidates. We believe that the lack of majority voting reduces board accountability and causes shareholder activism to be confrontational and adversarial.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-53

Developed markets outside the United States routinely mandate majority voting along with the right to vote against directors and to convene special meetings.

TIAA-CREF has long practiced an “engagement” model of shareholder activism, characterized by dialogue and private negotiation in our dealings with portfolio companies. We believe that majority voting increases the effectiveness of shareholder engagement initiatives and reduces the need for aggressive tactics such as publicity campaigns, proxy contests, litigation and other adversarial strategies that can be disruptive, time-consuming and costly.

The TIAA and CREF boards have adopted the following policy on director elections:

TIAA-CREF Policy on Director Elections

1.	Directors should be elected by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	To be elected, a candidate should receive more votes “for” than “against” or “withhold,” regardless of whether a company requires a majority or plurality vote.

5.	Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

6.	The requirement for a majority vote in director elections should be set forth in the company’s charter or bylaws, subject to amendment by a majority vote of shareholders.

7. Where a company seeks to opt out of the majority vote standard, approval by a majority vote of shareholders should be required.

*	Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

IV. The Board of Directors

The board of directors is responsible for (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial and legal integrity; (iii) developing compensation and succession planning policies; (iv) ensuring management accountability; and (v) representing the long-term interests of shareholders.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty, which must be exercised in good faith. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

Board committees play a critical governance role. Boards should constitute both standing and ad hoc committees to pro-

vide expertise, independent judgment and knowledge of shareholder interests in the specific disciplines they oversee. The full board should maintain overall responsibility for the work of the committees and for the long-term success of the corporation.

TIAA-CREF will closely monitor board performance, activities and disclosure. We will normally vote in favor of the board’s nominees. However, we will consider withholding or voting against an individual director, a committee chair, the members of a committee, or from the entire board in uncontested elections where our trustees conclude that directors’ qualifications or actions are questionable and their election would not be in the interests of shareholders. (See “Policy Governing Votes on Directors”). In contested elections, we will vote for the candidates we believe will best represent the interests of shareholders.

V. Board Structure and Processes

A. Board Membership

1. Director Independence. The board should be composed of a substantial majority of independent directors. Director independence is a principle long advocated by TIAA-CREF that is now widely accepted as the keystone of good corporate governance.

The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have no present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

An independent director should not provide services to the company or be affiliated with an organization that provides goods or services to the company if a disinterested observer would consider the relationship “substantial.”

Director independence may sometimes be influenced by factors not subject to disclosure. Personal or business relationships, even without a financial component, can compromise independence. Boards should periodically evaluate the independence of each director based on all relevant information and should disclose their findings to shareholders.

2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. As required by SEC rules for service on the audit committee, at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3. Director Election. TIAA-CREF believes that directors should be elected annually by a majority of votes cast, as discussed in Section III. The requirement for annual election and a majority vote in director elections should be set forth in the company’s charter or bylaws.

B-54	Statement of Additional Information ■ TIAA Separate Account VA-1

4. Discretionary Broker Voting. TIAA-CREF supports the proposal by the New York Stock Exchange to amend NYSE Rule 452, thereby eliminating the practice of brokers voting “street name” shares for directors in the absence of instructions from their customers.

5. Director Nomination and Access. As required by SEC regulations, boards should establish and disclose the process by which shareholders can submit nominations. TIAA-CREF believes that shareholders should have the right to submit resolutions asking companies to establish procedures and conditions for shareholders to place their director nominees on the company’s proxy and ballot.

6. Director Stock Ownership. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. The definition of a meaningful investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation, as they are less effectively aligned with the long-term interests of shareholders.

7. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. Directors should also receive training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their professional competence and understanding of their responsibilities.

8. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

9. Other Board Commitments. To ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities, companies should establish policies limiting the number of public company boards that directors may serve on. As recommended by listing rules, companies should disclose whether any audit committee member serves on the audit committees of three or more public companies.

B. Board Responsibilities

1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board, with the active involvement of its compensation committee, should continuously monitor and evaluate the CEO and senior executives, and should establish a succession plan to develop executive talent and ensure continuity of leadership.

The CEO evaluation process should be continuous and should be based on clearly defined corporate strategic goals as well as personal performance goals. Financial and nonfinancial metrics used to evaluate executive performance should be disclosed. Both the nominating and compensation committees, as discussed below, should participate in CEO evaluation and succession planning.

The succession plan should identify high potential executives within the company and should provide them with a clear career development path. Effective succession planning should seek to develop senior managers capable of replacing the CEO whenever the need for change might occur.

4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The equity policy should be disclosed to shareholders in the Compensation Discussion and Analysis (CD&A). The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

C. Board Operation and Organization

1. Annual Elections. All directors should stand for election annually. A classified board structure, particularly in combination with takeover defenses such as a “poison pill” shareholder rights plan, can be a significant impediment to changes in control. Moreover, a classified board structure can limit a board’s ability to remove an underperforming director.

2. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

3. Executive Sessions. The full board and each board committee should hold regular executive sessions at which no member of management is present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-55

4. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

5. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

6. Indemnification and Liability. Directors should be fully accountable and should not be indemnified for fraud, gross negligence or failure to fulfill their duties of care and loyalty. Exclusive of such extreme conduct, it is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service.

Role of the Chairman. In the past, TIAA-CREF has not expressed a preference as to whether the positions of CEO and chairman should be separate or whether a lead or presiding director should be designated. However, in recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

For these reasons we recognize that separation of CEO and chair or appointment of a lead director may be appropriate in certain cases. Accordingly, although we do not have a strict policy, we will generally support appointment of a lead director in cases where the roles of CEO and board chair are not separate.

Committee Structure. Under existing regulations, boards are required to establish three standing committees—an audit committee, a compensation committee and a nominating/governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

Boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations and human resources committees.

Each board committee should adopt and disclose to shareholders a charter that clearly sets forth its responsibilities.

Each committee should have the power to hire independent experts and advisers.

Each committee should report to the full board on the issues and decisions for which it is responsible.

Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

•	Compensation Committee

The Compensation Committee, composed of independent directors, is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation.

The Compensation Committee should be substantively involved in the following activities:

•	Establishing goals and evaluating the performance of the CEO and executive management against those goals;

•	Determining the compensation of the CEO and executive management and recommending it to the board for approval;

•	Reviewing and approving the company’s compensation policies;

•	Ensuring that a strong executive team is in place;

•	Working closely with the Corporate Governance/Nominating Committee to ensure continuity of leadership and effective succession planning;

•	Ensuring the consistency of pay practices at all levels throughout the company;

•

Establishing clear compensation metrics and practical incentives that will motivate superior executive performance while avoiding waste and excess, particularly in deferred compensation and perquisites; and

•	Ensuring that the company’s compensation disclosures meet SEC requirements and explain clearly to investors how pay and performance are linked.

The Compensation Committee may retain independent consultants to provide technical advice and comparative pay data. However, survey-based information is only one of many factors guiding compensation and should be evaluated carefully in the context of each company’s circumstances and business goals. The Compensation Committee should be responsible for defining the scope of the consultant’s engagement, including pay. In accordance with new SEC rules, the nature and scope of the consultant’s work should be disclosed to shareholders.

The Compensation Committee is responsible for preparing the annual Compensation Committee Report and should participate substantively in the preparation of management’s Compensation Discussion and Analysis (CD&A). These reports should describe each element of the compensation program and should include sufficient detail relating to the program’s rationale, goals and metrics to enable shareholders to understand how compensation is intended to work, what it costs, how it is linked to the company’s performance and how it will create long-term value.

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•	Audit Committee

The Audit Committee oversees the company’s accounting, compliance and risk management practices. It is responsible for ensuring the financial integrity of the business. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation.

The Audit Committee should:

•	Ensure that the auditor’s independence is not compromised by any conflicts;

•	Establish limits on the type and amount of nonaudit services that the audit firm may provide to the company;

•	Require periodic submission of the audit contract to competitive bids; and

•	Limit the company’s hiring of employees from the audit firm consistent with legal requirements and be promptly informed when such hiring occurs.

In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the Audit Committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s processes to monitor and manage business risk. The internal audit team should report directly to the Audit Committee.

The Audit Committee should also develop policies and establish the means to monitor the company’s compliance with ethical, legal and regulatory requirements.

The Audit Committee should establish procedures for employees to communicate directly and confidentially with its members.

•	Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and standards of best practice. The committee’s duties include:

•	Development of the company’s corporate governance principles and committee charters;

•	Oversight of director selection, qualifications, training, compensation and continuing education;

•	Evaluation of director nominees;

•	Determination of board and committee size, structure, composition and leadership;

•	Periodic evaluation of board and committee effectiveness and director independence;

•	Establishment of procedures for communication with shareholders;

•	Working with the Compensation Committee to establish succession planning; and

•	Disclosure of these matters to shareholders.

VI. Executive Compensation

As described above, the board through its Compensation Committee, is responsible for ensuring that a compensation program is in place which will attract, retain and incentivize executive management to strengthen performance and create long-term value for shareholders. The Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation program, including the individual components of the program, through disclosure in the Compensation Discussion and Analysis (CD&A) and the board Compensation Committee Report. The compensation program should comply with the Compensation Committee’s equity policy and should reflect an understanding of the total cost of executive compensation to shareholders.

In pursuit of these goals, the board should ensure that compensation plans include performance measures aligned with the company’s short- and long-term strategic objectives. The Compensation Committee should ensure that the CD&A provides shareholders with a clear and comprehensive explanation of the company’s compensation program, including the design, metrics, structure and goals of the program.

Because TIAA-CREF is a long-term investor, we support compensation policies that promote and reward creation of long-term shareholder value. In our review of compensation plans, we will assess the performance objectives established by compensation committees and the linkage of compensation decisions to the attainment of those objectives.

Executive compensation should be based on the following principles:

1.	Compensation plans should encourage employees to increase productivity, meet competitive challenges and achieve performance goals that will lead to the creation of long-term shareholder value.

2.	Compensation should be objectively linked to appropriate measures of company performance, such as earnings, return on capital or other relevant financial or operational parameters that are affected by the decisions of the executives being compensated.

3.	Compensation should include cash, equity and long-term incentives as appropriate to meet the company’s competitive and business goals.

4.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

5.	Compensation levels and incentives should be based on each executive’s responsibilities and achievements as well as overall corporate performance.

6.	In addition to being performance based, executive compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

7.	While Compensation Committees should consider comparative industry pay data, it should be used with caution.

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8.	Surveys that call for use of stock options inconsistent with the board’s equity policy or clearly in excess of levels that can be justified to shareholders should be disregarded.

9.	Compensation Committees should work only with consultants that are independent of management.

10.	Consistent with SEC requirements, the CD&A should provide shareholders with a plain English narrative analysis of the data that appear in the compensation tables. The CD&A should explain the compensation program in sufficient detail to enable a reasonable investor to calculate the total cost and value of executive compensation, to understand its particular elements, metrics and links to performance, and to evaluate the board’s and executive management’s underlying compensation philosophy, rationale and goals.

11.	Companies should disclose and explain the reasons for any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

12.	Compensation plans and policies should specify conditions for the recovery (clawback) of incentive or equity awards based upon reported results that have been subsequently restated and that have resulted in unjust enrichment of named executive officers.

A. Equity-Based Compensation

Oversight of Equity-Based Plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation, particularly stock options, has increased in recent years. Amended rules requiring companies to account for the cost of stock options as an expense on grant date provide an incentive for companies to exercise restraint in the use of options. SEC disclosure guidelines should further deter excesses in equity plans. However, in all cases it is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

Composition of Equity-Based Plans

In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not an unintended consequence.

2.	As required by exchange listing standards, all plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.	Equity-based plans should take a balanced approach to the use of restricted stock and option grants. Restricted stock, which aligns the interests of executives with shareholders, permits the value to the recipient and the cost to the corporation to be determined easily and tracked continuously.

4.	Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.	When stock options are awarded, a company should consider: (i) performance-based options which set performance hurdles to achieve vesting; (ii) premium options with vesting dependent on a predetermined level of stock appreciation; or (iii) indexed options with a strike price tied to an index.

6.	Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

8.	Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum executive stock ownership requirements for directors and company executives.

10.	Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11.	Consistent with SEC guidelines, companies should fully disclose the size of equity grants, their estimated value to recipients and their current and projected cost to the company. Performance goals and hurdle rates should be transparent. Disclosure should include plan provisions that could have a material impact on the number and value of the shares distributed.

12.	Disclosure should include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

B. Perquisites

When awarding perquisites to senior executives, the board should be guided by the same principles of reasonableness, fairness, equity and transparency that govern other components of compensation plans. Perquisites can be overly complex, with potential for unintended and excessive value transfer to management and unanticipated costs and public relations problems for the company. Perquisites may be needed for purposes of executive security or efficiency, which should be disclosed. In principle, however, boards should minimize perquisites and give priority to other forms of compensation.

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C. Supplemental Executive Retirement Plans

Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlements, but should be reasonable and should not enhance retirement benefits excessively. When designing SERPs, compensation committees should consider the value of SERP programs as part of an executive’s total compensation package. They should also be sensitive to issues of internal pay equity. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of SERPs to named executive officers should be fully disclosed.

2.	The value of the supplemental payment to which each named executive officer is entitled and the total cost of all supplemental plan obligations should be estimated and disclosed.

3.	“Constructive credit” may be used to replicate full service credit, but should not exceed it.

4.	Lump-sum distributions of SERPs may be appropriate in some circumstances. The discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

D. Executive Contracts

Overly generous executive employment contracts, retention agreements and severance arrangements can result in excessive wealth transfer and expose the company to liability and unintended costs. The terms of contracts with named executive officers should be disclosed in detail with an estimation of their total cost. Companies should avoid providing by contract excessive perquisites either during employment or in the post-retirement period. Severance agreements should avoid payments to executives when they are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice and full disclosure are requirements, and such contracts should be in the best interest of the company and its shareholders.

VII. TIAA-CREF Corporate Governance Program

TIAA-CREF’s corporate governance program is based on our mission to help secure the long-term financial future of our participants. Consistent with this mission and our fiduciary duty to our participants, TIAA-CREF is committed to engagement with portfolio companies for the purpose of creating economic value, improving long-term performance and reducing financial and reputational risks.

A. Engagement Policy and Practices

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance (including environmental and social issues) or their performance. This strategy of “quiet diplomacy” reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

TIAA-CREF’s Corporate Governance Group administers a program of active monitoring and engagement with portfolio companies under the auspices of the standing trustee Committees on Corporate Governance and Social Responsibility.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by analysis of companies’ financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies, the views of TIAA-CREF’s participants and institutional clients and the judgment of our trustees.

Our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives, including the following:

•	submit shareholder resolutions

•	withhold or vote against one or more directors

•	request other investors to support our initiative

•	engage in public dialogue and commentary

•	conduct a proxy solicitation

•	engage in collective action with other investors

•	support an election contest or change of control transaction

•	seek regulatory or legislative relief

•	commence or support litigation

•	pursue other enforcement or compliance remedies

B. Proxy Voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is our primary method for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission and in compliance with the securities laws and other applicable regulations.

TIAA-CREF’s voting policies, established by the trustees and set forth in this Policy Statement, are administered on a case-by-case basis by the staff of our Corporate Governance Group. The staff has access to research reports from third-party advisory firms, seeks input from our Asset Management Group and, where appropriate, confers directly with trustees. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

C. Influencing Public Policy and Regulation

1.	TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

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2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance and protect shareholder rights.

4.	TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance and shareholder rights.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF participates in corporate governance conferences and symposia in the United States and abroad.

D. Divestment

TIAA-CREF is committed to engagement with companies rather than divestment of their securities. This policy is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants.

As a matter of general investment policy, TIAA-CREF’s trustees and its Asset Management Group may consider divesting or underweighting a company’s stock from our accounts in cases where they conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

VIII. International Governance

With an increasing share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

We believe that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. We recognize that companies outside the United States are subject to different laws, standards and customs. We are mindful that cultural dif-

ferences must be respected. At the same time, we recognize our responsibility to promote global governance standards that help strengthen shareholder rights, increase accountability and improve the performance of portfolio companies.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in less developed countries seek to deal with the following problems:

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Shareholder rights are not fully developed in many countries, increasing investment risk.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Operational inefficiencies such as share blocking and clustering of shareholder meetings impede investor communications and proxy voting.

•	Ambivalence about shareholder activism, control contests and takeover bids undermines management accountability and market vitality.

TIAA-CREF’s international governance program involves both engagement with targeted portfolio companies and broad-based initiatives, often in conjunction with global governance organizations. We are willing to form strategic partnerships and collaborate with other institutional investors to increase our influence in foreign markets. We support regional efforts initiated by investor groups to improve local governance practices in line with global standards. We sponsor academic research, surveys and other activities that we believe will contribute to positive developments regionally.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to voting our shares in international companies. Our trustees regularly update our international proxy voting policies and guidelines as new developments occur in the various markets. Our Proxy Voting Group is familiar with voting procedures in every country where we invest. We promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

We believe that basic corporate disclosure and proxy voting standards applicable to all public companies around the world should include the following:

•	The one-share, one-vote principle should apply to all publicly traded companies to ensure that shareholders’ voting power is aligned with their economic interest.

•	Voting caps and super voting rights should be eliminated.

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•

Companies should treat all shareholders equally, equitably and fairly to ensure that minority and foreign shareholders are protected and that government-controlled securities are not given special rights.

•

Companies should distribute disclosure documents in a timely fashion, preferably no less than 28 days before shareholder meetings so that international investors can make informed voting decisions and have sufficient time to vote their shares.

•	Annual meeting agendas and disclosure documents should be published in English whenever a company has substantial international ownership.

•	Companies should work to achieve transparency through disclosure and accounting practices that are acceptable under international governance and accounting standards.

•

Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information.

•	Shareholders should be able to vote their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands or other unreasonable requirements.

•	Shareholders should have the right to vote on separate and distinct issues; companies should not bundle disparate proposals.

•	Voting results should be disclosed promptly after shareholder meetings and procedures should be available to audit and verify the outcome.

•	Shareholders should receive confirmation that their votes have been received and tabulated.

•

In addition, preemptive rights may have distinct value to shareholders in jurisdictions outside of the United States. For domestic companies, TIAA-CREF does not object to the elimination of preemptive rights, which can impede a company’s ability to raise capital efficiently.

IX. Environmental and Social Issues

TIAA-CREF recognizes that as a matter of good corporate governance and from the perspective of shareholder value, boards should carefully consider the strategic impact of issues relating to the environment and social responsibility. There is a growing body of research examining the economic consequences of companies’ efforts to promote good environmental and social practices. We support companies’ efforts to evaluate the strategic relevance of these factors, including their impact on business risk, reputation, competitive position and opportunities for growth.

TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. Directors should encourage dialogue on these issues between the company and its investors, employees, customers, suppliers and the larger community. The goal of our policy is to ensure that the board and management include environmental and social responsibility in their business planning and that they disclose relevant information and decisions to shareholders.

While our policies are not intended to be prescriptive, we believe that companies and boards should pay careful attention to the following issues in the course of their strategic planning:

•	Environment: the short-term and long-term impact of the company’s operations and products on the local and global environment.

•	Human Rights: the company’s labor and human rights policies and practices and their applicability through the supply and distribution chains.

•	Diversity: the company’s efforts to promote equal employment opportunities and fair treatment for all segments of the populations it serves.

•	Product Responsibility: the company’s attention to the safety and potential impact of its products and services.

•	Society: the company’s diligence in reviewing all its activities to ensure they do not negatively affect the common good of the communities in which it operates.

Our guidelines for voting on some of the more common environmental and social resolutions are set forth in the Voting Guidelines included in Appendix A.

X. Securities Lending Policy

TIAA-CREF believes that as a matter of good corporate governance shareholders have a responsibility to exercise their ownership rights with diligence and care. At the same time, however, institutional investors have a fiduciary duty to generate optimal financial returns for their beneficiaries. Balancing these two responsibilities—acting as responsible owners while maximizing value—can create a dilemma for institutional investors in choosing between short-term and long-term strategies. Stock lending practices can create such a potential conflict—whether to recall loaned stock in order to vote, or not to recall in order to preserve lending fee revenue.

To address these issues, TIAA-CREF has developed a securities lending policy governing its practices with respect to stock lending and proxy voting. The policy delineates the factors to be considered in determining when we should lend shares and when we should recall loaned shares in order to vote them.

Even after we lend the securities of a portfolio company, we continue to monitor whether income from lending fees is of greater value than the voting rights that have passed to the borrower. Using the factors set forth in our policy, we conduct an analysis of the relative value of lending fees versus voting rights in any given situation. We will recall shares when we believe the exercise of voting rights may be necessary to maximize the long-term value of our investments despite the loss of lending fee revenue.

Our Asset Management and lending staff, in consultation with our governance staff, are responsible for analyzing these issues, conducting the cost/benefit analysis and making determinations about restricting, lending and recalling securities consistent with this policy.

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APPENDIX: PROXY VOTING GUIDELINES

TIAA-CREF Proxy Voting Guidelines

TIAA-CREF’s voting practices are guided by our mission and fiduciary duty to our participants. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote at any particular company. In deciding how to vote, the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

Guidelines for Board-Related Issues

Policy Governing Votes on Directors:

TIAA-CREF will consider withholding or voting against some or all directors in the following circumstances:

•

When TIAA-CREF trustees conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

Majority Vote for the Election of Directors:

General Policy: As indicated in Section III of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Proxy Access Proposals:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking to establish reasonable conditions and procedures for shareholders to include their director candidates on a company’s proxy and ballot.

Reimbursement of Expenses for Dissident Shareholder Nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Annual Election of Directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

Cumulative Voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

Guidelines for Other Governance Issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions seeking to separate the positions of CEO and board chair or to appoint a lead director. We will generally support such resolutions when a company’s corporate governance practices or financial performance are deficient.

Ratification of Auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor. However, TIAA-CREF will consider voting against the ratification of an audit firm where nonaudit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority Vote Requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-Class Common Stock and Unequal Voting Rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

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Antitakeover Devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for anti-takeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval;

•	Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will generally vote against management proposals asking shareholders to approve reincorporation to a new domicile if we believe the objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Guidelines for Compensation Issues

Equity-Based Compensation Plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%.

Comment: TIAA-CREF understands that companies need to attract and retain capable executives in a competitive market for executive talent. We take competitive factors into consideration whenever voting on matters related to compensation, particularly equity compensation. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

Red Flags:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•	Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants.

Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•

Insufficient Executive Stock Ownership: TIAA-CREF supports equity ownership requirements for senior executives and directors. Whether or not equity is a significant portion of compensation, sufficient stock ownership should be required to align executives’ and board members’ interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards— such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Performance-Based Equity Compensation:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking alignment between executive compensation and performance.

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Advisory Vote on Compensation Disclosure:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking an advisory vote on companies’ compensation disclosure.

Limits on Executive Compensation:

General Policy: TIAA-CREF will generally vote against shareholder resolutions seeking to impose limits on executive pay by use of arbitrary ratios or pay caps.

Clawback Policies:

General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking the establishment of clawback policies.

Golden Parachutes:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

Supplemental Executive Retirement Plans:

General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking to establish limits on the benefits granted to executives in SERPs.

Guidelines for Environmental and Social Issues

As indicated in Section IX, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Environment

Global Warming and Climate Change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions and the impact of climate change on a company’s business activities.

Comment: The level of a company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks. Companies and boards should analyze the impact of climate change on their business and disclose this information.

Use of Natural Resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve energy efficiency or to develop renewable energy alternatives.

Comment: These considerations should be a part of the strategic deliberations of boards and managers and the company should disclose the results of such deliberations.

Impact on Community:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful community impacts or other hazards that result from its operations or activities.

Comment: Community hazards at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share. Conversely, the elimination of hazards may improve competitiveness and provide business opportunities.

Human Rights

Human Rights Code of Conduct and Global Labor Standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s internal labor standards, the establishment of global labor standards or the adoption of codes of conduct relating to human rights.

Comment: Adoption and enforcement of human rights codes and fair labor standards can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

Community

Corporate Response to Global Health Risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the potential impact of HIV, AIDS, Avian Flu and other pandemics and global health risks on a company’s operations and long-term growth.

Comment: Global health considerations should be factored into the strategic deliberations of boards and managers, and companies should disclose the results of such deliberations.

Corporate Political Influence:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s lobbying efforts and contributions to political parties or political action committees.

Comment: Given increased public scrutiny of corporate lobbying activities and campaign contributions, we believe it is the responsibility of company boards to review and disclose the use of corporate assets for political purposes.

Corporate Philanthropy:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities. However, TIAA-CREF will vote against resolutions that promote a political agenda or a special interest or that unreasonably restrict a company’s corporate philanthropy.

Comment: We believe that boards should disclose their corporate charitable contributions to avoid any actual or perceived conflicts of interest.

B-64	Statement of Additional Information ■ TIAA Separate Account VA-1

Diversity

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce diversity.

•	TIAA-CREF will generally vote against special purpose or discriminatory resolutions, such as those recommending that sexual orientation not be covered under equal employment opportunity policies.

Comment: Promoting diversity and maintaining inclusive workplace standards can help companies attract and retain a talented and diverse workforce and compete more effectively.

Product Responsibility

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the safety and impact of a company’s products on the customers and communities it serves.

Comment: Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Tobacco

General Policies:

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TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce youth exposure to tobacco products.

•	TIAA-CREF will generally not support resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

Comment: Effectively addressing these concerns can help companies protect their reputation and reduce legal liability.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-65

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